Putnam
High Yield
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-02

[GRAPHIC OMITTED: WHITESHELL]

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

During the stock market's ongoing volatility, higher-rated bonds have been beneficiaries of equity investors' flight to safety. However, the lower-rated higher-yielding securities in which Putnam High Yield Trust invests faced quite a different environment, battling the negative effects of the stock market's instability throughout most of the fiscal year that ended on August 31, 2002.

Although the fund trailed its benchmark index for the period, it turned in competitive performance among its peers. The management team provides a full discussion of the fund's performance during fiscal 2002 in its report on the following pages. The team also presents its view of prospects for the months ahead.

As the fund begins fiscal 2003, its silver anniversary year, the economic recovery continues to exhibit signs that it is still very much alive, albeit not as robust as some investors might desire. Productivity continues to improve, interest rates remain low, and inflation is still virtually nonexistent. At some point, investors will recognize these attributes and respond accordingly. When this negative investor psychology turns positive, high-yield bonds should be among the beneficiaries.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 16, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Core Fixed-Income High-Yield Team

During the fiscal year ended August 31, 2002 -- a difficult period for the high-yield bond market -- Putnam High Yield Trust delivered competitive performance. Your fund's return for the year exceeded the average for high-yield funds tracked by Lipper Inc. We attribute this to the portfolio's broader diversification relative to its peers and the fact that its weightings in areas of market weakness -- such as cable television and wireless telecommunications -- tended to be lower than those of its peer group. Over the same period, however, the fund underperformed its benchmark index, the Credit Suisse First Boston High Yield Index. The index was able to perform better than most funds because it benefited from two characteristics that helped performance during the year: broad diversification and a higher overall credit rating. For more performance details, please turn to page 7.

Total return for 12 months ended 8/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   -5.10%  -9.56%   -5.69% -9.93%   -5.84% -6.68%   -5.23%  -8.29%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* DEFAULTS, ACCOUNTING QUESTIONS, AND FALLEN ANGELS INFLUENCED THE MARKET

The fund's fiscal year could be divided into three distinct segments. First, the high-yield market was hit hard during September 2001, dominated by fears of a potential economic collapse in the aftermath of September 11. Then, from the beginning of October to the end of April 2002, the market recovered its September 2001 losses and posted a strong recovery beyond those levels. During that period, investors came to realize that the impact on the economy of the terror attacks would not be as severe as previously thought. Finally, from May through the end of August 2002, the market declined once again in the face of accounting scandals that eroded faith in corporate results and management. Over the same period, the economic recovery showed signs of stalling.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Gaming and lottery              7.0%

Health care                     6.9%

Communications
services                        6.1%

Energy                          5.9%

Capital goods                   5.7%

Footnote reads:
*Based on net assets as of 8/31/02. Holdings will vary over time.

Two factors particularly pressured the high-yield market. To begin with, the default rate stayed at historically high levels due to economic weakness and the unwinding of the speculative bubble of the late 1990s. In addition, a number of "fallen angels" -- firms that had lost their investment-grade rating -- entered the junk-bond universe. During the year, companies with more than $120 billion of outstanding bond issues lost their investment-grade status.

* FUND TOOK ADVANTAGE OF OPPORTUNITIES IN CYCLICAL AREAS

In the wake of the sharp sell-off following September 11, we actively pursued investments in economically sensitive areas such as lodging, chemicals, and broadcast media. We considered it unlikely that business conditions would decline to the levels that were being forecast at the time. This strategy worked well during the rally months of late 2001 and early 2002.

Throughout the year, we felt it was important to maintain a very diverse portfolio, given the uncertain economic environment and unpredictable nature of emerging corporate fiascoes. We looked for investments in segments of the economy that we think are currently less volatile, such as health care, gaming, and energy companies focused on exploration and production. Investments in housing and building materials also proved to be positive choices.

We also focused strategically on the fallen-angel sector of the market during the fiscal year. The selling pressure that often accompanies a company's credit-rating downgrade can create attractive investment opportunities. Our ability to integrate our efforts with Putnam's investment-grade bond group -- which has in-depth experience with some of these high-quality companies -- proved to be a vital advantage that helped us initiate attractive investments in some well-established firms.

At the same time, we were not completely immune from some of the negative factors that impacted the high-yield market. The fund did own some Adelphia Communications bonds, although we reduced the position significantly ahead of the firm's precipitous downfall. Compared with its benchmark index, the fund was overweighted in wireless telecommunications bonds, which suffered as concerns grew about weak demand and pricing pressure in the industry; this also helped account for its relative underperformance versus the index. However, compared with other funds in its Lipper category, we believe your fund was underweighted in this sector, and this contributed to its relative performance.

Fund Profile

Putnam High Yield Trust seeks high current income through a portfolio of high-yielding, lower-rated corporate bonds diversified across different industry sectors. It has a secondary objective of capital growth when consistent with high current income. This fund may be suitable for investors who can accept a higher level of risk in exchange for a potentially higher level of income than that available from higher-quality bonds.

Among the individual securities that performed well for the fund were bonds of Alaris Medical, a manufacturer and distributor of intravenous infusion therapy products. Over the past year, investors have bid up the prices of Alaris' bonds as the company's performance improved due to operational overhauls and new product introductions under the leadership of new management. Affinity Group, a seller of goods and services to recreational vehicle (RV) owners, also proved profitable. The firm's results improved due to a resurgence in demand for RVs over the past year. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.

Disappointments included Kaiser Aluminum, which filed for bankruptcy due to mounting problems with asbestos liabilities and weak aluminum prices in the wake of September 11. In addition, the fund was hurt by its investment in the preferred stock of Cablevision Systems (shown as CSC Holdings, Inc. in the portfolio listing). Stocks and bonds issued by cable companies declined during the past year due to concerns related to high debt levels and declining asset values in the wake of the Adelphia Communications' bankruptcy. Cablevision remains a dominant cable company serving customers in the New York Metropolitan area, and we still believe that the company has significant asset value that is not currently reflected in its bond and preferred-stock prices.

"...for those who can accept substantial risk, junk bonds -- more formally known as high-yield bonds -- could deliver formidable returns in the next 12 months, say some economists, fund managers and credit analysts."

-- International Herald Tribune, September 2, 2002

* TEAM HAS CAUTIOUS OPTIMISM ABOUT THE FUTURE

Countervailing forces encourage us to be cautiously optimistic about the prospects for the high-yield market. While default rates currently remain at historically high levels, we believe they have peaked and should gradually decline. While there is the potential for additional high-profile bankruptcies over the coming year, the prices of bonds that are teetering on the brink of default are already generally trading at prices that factor in that possibility. Other issues that raise concern for us are weakness and volatility in the equity market, as well as uncertainty about the strength of the economic recovery.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Echostar Broadband Corp.
sr. notes 1038s, 2007
Cable television

HMH Properties, Inc.
company guaranty Ser. B, 778s, 2008
Lodging/tourism

PSF Holdings, LLC
Class A
Food

Allied Waste North America, Inc.
company guaranty Ser. B, 10s, 2009
Commercial and consumer services

Tyco International Group SA
(Luxembourg)
company guaranty 638s, 2006
Conglomerate

Nextel Communications, Inc.
sr. notes 938s, 2009
Communications services

CSC Holdings, Inc.
Ser. M, $11.125 cum. pfd.
Cable television

York Power Funding (Cayman
Islands)
144A notes 12s, 2007
Utilities and power

Affinity Group Holdings
sr. notes 11s, 2007
Publishing

Russia (Federation of)
unsub. stepped-coupon 5s
(712s, 3/31/07), 2030
Foreign government bonds and notes

Footnote reads:
These holdings represent 6.9% of the fund's net assets as of 8/31/02. Portfolio holdings will vary over time.

On the positive side, we think yields of high-yield bonds generally remain very attractive relative to the risk in the market. Also, the high-yield market appears to offer compelling value relative to other investment alternatives such as money markets, Treasury bonds, and in some cases, even equities.

Importantly, high-profile defaults, bankruptcies, and accounting scandals look as if they've instigated a major change in the mindset of corporate America. Instead of acquiring competitors and incurring significant debt to fund operations and expansion, corporate management teams have become much more conservative about balance-sheet management. We believe renewed focus on cash flow and debt reduction should be a positive driver of the high-yield market for the foreseeable future.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/02, there is no guarantee the fund will continue to hold these securities in the future. Lower-rated bonds may offer higher yields in return for more risk.

The fund is managed by the Putnam Core Fixed-Income High-Yield Team. The members of the team are Stephen C. Peacher (Portfolio Leader), Rosemary Thomsen (Portfolio Member), Paul Scanlon (Portfolio Member), Jeffrey Kaufman, Geoffrey Kelley, and Joseph Towell.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 8/31/02

                     Class A        Class B         Class C        Class M
(inception dates)   (2/14/78)       (3/1/93)       (3/19/02)       (7/3/95)
                   NAV     POP     NAV   CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year           -5.10%  -9.56%  -5.69%  -9.93%  -5.84%  -6.68%  -5.23%  -8.29%
------------------------------------------------------------------------------
5 years          -7.58  -11.95  -10.75  -11.81  -11.04  -11.04   -8.58  -11.54
Annual average   -1.56   -2.51   -2.25   -2.48   -2.31   -2.31   -1.78   -2.42
------------------------------------------------------------------------------
10 years         55.52   48.10   44.59   44.59   44.09   44.09   51.93   47.01
Annual average    4.52    4.00    3.76    3.76    3.72    3.72    4.27    3.93
------------------------------------------------------------------------------
Annual average
(life of fund)    8.59    8.38    7.65    7.65    7.77    7.77    8.19    8.05
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/02

                                  Credit Suisse
                                   First Boston           Consumer
                                 High Yield Index*       price index
------------------------------------------------------------------------------
1 year                               -2.45%                 1.69%
------------------------------------------------------------------------------
5 years                               6.38                 12.25
Annual average                        1.25                  2.34
------------------------------------------------------------------------------
10 years                             83.69                 28.11
Annual average                        6.27                  2.51
------------------------------------------------------------------------------
Annual average
(life of fund)                          --                  4.41
------------------------------------------------------------------------------
*This index began operations on 12/31/82.

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:
The average annualized return for the 378 funds in the Lipper High Current Yield category over the 12 months ended 8/31/02 was -6.98%. Over the 5- and 10-year periods ended 8/31/02, annualized returns for the category were -1.55% and 4.31%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/31/92

                                       Credit Suisse
                                       First Boston
             Fund's class A             High Yield            Consumer price
Date         shares at POP                Index                   index

8/31/92          9,525                   10,000                   10,000
8/31/93         10,903                   11,578                   10,277
8/31/94         11,171                   11,996                   10,575
8/31/95         12,373                   13,581                   10,859
8/31/96         13,743                   14,959                   11,164
8/31/97         16,024                   17,267                   11,412
8/31/98         15,743                   17,518                   11,604
8/31/99         16,020                   18,349                   11,867
8/31/00         16,170                   18,729                   12,257
8/31/01         15,605                   18,830                   12,598
8/31/02        $14,810                  $18,369                  $12,811

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $14,459 and $14,409, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $15,193 ($14,701 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)               12            12             5            12
------------------------------------------------------------------------------
Income             $0.8077       $0.7548       $0.2853       $0.7879
------------------------------------------------------------------------------
Return of
capital 1           0.0473        0.0442        0.0167        0.0461
------------------------------------------------------------------------------
Capital gains          --            --            --            --
------------------------------------------------------------------------------
  Total            $0.8550       $0.7990       $0.3020       $0.8340
------------------------------------------------------------------------------
Share value:      NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
8/31/01          $8.10   $8.50     $8.07           --      $8.10   $8.37
------------------------------------------------------------------------------
3/19/02 2           --      --        --        $7.60         --      --
------------------------------------------------------------------------------
8/31/02           6.86    7.20      6.84         6.85       6.87    7.10
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 3           11.20%  10.67%    10.35%       10.34%     10.83%  10.48%
------------------------------------------------------------------------------
Current
30-day SEC
yield 4           9.93    9.45      9.17         9.18       9.68    9.36
------------------------------------------------------------------------------

1 See page 55.

2 Inception date for class C shares.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (2/14/78)       (3/1/93)        (3/19/02)       (7/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year           -0.63%  -5.38%  -1.36%  -5.79%  -1.35%  -2.23%  -0.89%  -4.05%
------------------------------------------------------------------------------
5 years         -11.31  -15.54  -14.35  -15.37  -14.62  -14.62  -12.26  -15.10
Annual average   -2.37   -3.32   -3.05   -3.28   -3.11   -3.11   -2.58   -3.22
------------------------------------------------------------------------------
10 years         52.69   45.49   41.97   41.97   41.46   41.46   49.15   44.31
Annual average    4.32    3.82    3.57    3.57    3.53    3.53    4.08    3.74
------------------------------------------------------------------------------
Annual average
(life of fund)    8.51    8.30    7.57    7.57    7.69    7.69    8.12    7.97
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities. It assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam High Yield Trust

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust, including the fund's portfolio, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2002, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG  LLP
Boston, Massachusetts
October 3, 2002



THE FUND'S PORTFOLIO
August 31, 2002

CORPORATE BONDS AND NOTES (84.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
         $4,815,800 Adams Outdoor Advertising bank term loan FRN
                    Ser. B, 5.36s, 2008 (acquired 8/1/01, cost $4,812,349) (RES)                         $4,819,812
          8,788,943 Interact Operating Co. notes 14s, 2003 (PIK)                                                879
          2,000,000 Lamar Advertising Co. Structured Notes Ser. 01-6, 9.84s,
                    2006 (issued by COUNTS Trust)                                                         1,990,000
          3,000,000 Lamar Advertising Co. Structured Notes Ser. 01-1, 5 1/4s,
                    2006 (issued by COUNTS Trust)                                                         2,970,000
          1,640,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                       1,705,600
          2,283,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                         2,368,613
                                                                                                      -------------
                                                                                                         13,854,904

Automotive (2.1%)
-------------------------------------------------------------------------------------------------------------------
          5,963,000 Collins & Aikman Products, Inc. company guaranty
                    11 1/2s, 2006                                                                         5,575,405
          7,599,000 Collins & Aikman Products, Inc. company guaranty
                    10 3/4s, 2011                                                                         7,485,015
          5,666,000 Dana Corp. notes 9s, 2011                                                             5,411,030
          1,364,000 Dana Corp. notes 7s, 2029                                                               968,440
          2,470,000 Dana Corp. notes 6 1/4s, 2004                                                         2,346,500
EUR         332,000 Dana Corp. sr. notes 9s, 2011                                                           305,994
         $1,690,000 Dana Corp. 144A sr. notes 10 1/8s, 2010                                               1,673,100
          1,989,000 Delco Remy International, Inc. company guaranty 11s, 2009                             1,352,520
            600,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                           426,000
          1,030,000 Delco Remy International, Inc. sr. notes 8 5/8s, 2007                                   890,950
          3,999,000 Dura Operating Corp. company guaranty Ser. B, 8 5/8s, 2012                            4,048,988
          8,411,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                8,116,615
          3,387,649 Exide Corp. bank term loan FRN Ser. B, 7.056s, 2005
                    (acquired various dates from 11/6/01 to 11/7/01,
                    cost $2,320,540) (In default) (NON) (RES)                                             1,922,491
          1,555,000 Exide Corp. sr. notes 10s, 2005 (In default) (NON)                                      225,475
          2,965,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                               711,600
          2,265,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                               543,600
          3,545,000 Federal Mogul Corp. notes 7 3/8s, 2006 (In default) (NON)                               850,800
            900,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                              887,067
          1,079,000 Hayes Lemmerz International, Inc. 144A company guaranty
                    11 7/8s, 2006 (In default) (NON)                                                        755,300
          4,839,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                       5,078,192
          3,537,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       3,693,159
EUR         930,000 Lear Corp. sr. notes 8 1/8s, 2008                                                       916,424
         $4,810,000 Lear Corp. Structured Notes 8.46s, 2006 (issued by STEERS
                    Credit Linked Trust 2001)                                                             4,810,000
          2,010,000 Tenneco Automotive, Inc. company guaranty Ser. B,
                    11 5/8s, 2009                                                                         1,567,800
                                                                                                      -------------
                                                                                                         60,562,465

Broadcasting (3.3%)
-------------------------------------------------------------------------------------------------------------------
            490,000 Acme Communications, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12s, 9/30/02), 2005 (STP)                                               448,350
          9,690,000 Acme Television company guaranty 10 7/8s, 2004                                        9,496,200
          6,192,000 Benedek Communications Corp. sr. disc. notes 13 1/4s,
                    2006 (In default) (NON)                                                               6,563,520
          2,740,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                      2,801,129
         11,465,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                     11,142,948
          3,292,000 CD Radio, Inc. sec. notes 14 1/2s, 2009                                                 823,000
            990,000 Chancellor Media Corp. company guaranty 8s, 2008                                        999,900
         23,030,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (In default) (NON) (STP)                               2,849,963
            845,642 Emmis Communications Corp. bank term loan FRN Ser. C,
                    4 3/8s, 2009 (acquired 6/20/02, cost $844,585) (RES)                                    845,378
            695,000 Emmis Communications Corp. company guaranty Ser. B,
                    8 1/8s, 2009                                                                            691,525
          3,525,000 Emmis Communications Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 3/15/06), 2011 (STP)                                                 2,467,500
            601,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                 518,363
          5,613,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                4,827,180
          4,520,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                3,796,800
          3,106,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                             2,981,760
          2,664,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                             2,577,420
         17,069,002 Quorum Broadcast Holdings, LLC notes stepped-coupon zero % (15s, 5/15/06), 2009 (acquired various dates from
                    5/15/01 to 5/15/02, cost $6,792,929) (RES) (STP)                                      9,498,900
          1,800,000 Radio One, Inc. company guaranty Ser. B, 8 7/8s, 2011                                 1,845,000
          1,200,000 Sinclair Broadcast Group, Inc. bank term loan FRN Ser. B,
                    4 1/8s, 2010 (acquired 7/12/02, cost $1,200,000) (RES)                                1,199,626
          5,713,000 Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                              5,784,413
          3,601,000 Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                            3,637,010
          8,230,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                2,839,350
         13,265,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                  12,203,800
          1,535,000 Young Broadcasting, Inc. company guaranty Ser. B,
                    8 3/4s, 2007                                                                          1,396,850
                                                                                                      -------------
                                                                                                         92,235,885

Building Materials (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,057,000 American Standard Companies, Inc. company guaranty
                    7 5/8s, 2010                                                                          1,078,140
          1,440,000 American Standard Companies, Inc. company guaranty
                    7 3/8s, 2005                                                                          1,458,000
          2,380,000 Atrium Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2009                                                                         2,296,700
          5,409,000 Better Minerals & Aggregates Co. company guaranty
                    13s, 2009                                                                             4,597,650
          2,869,000 Building Materials Corp. company guaranty 8s, 2008                                    2,323,890
          7,820,000 Dayton Superior Corp. company guaranty 13s, 2009                                      7,585,400
          5,442,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                           5,387,580
            490,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                        472,850
            734,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                        743,175
         11,020,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                   3,429,975
          2,432,000 Owens Corning notes 7 1/2s, 2005 (In default) (NON)                                     756,960
                                                                                                      -------------
                                                                                                         30,130,320

Cable Television (4.2%)
-------------------------------------------------------------------------------------------------------------------
            230,000 Adelphia Communications Corp. notes Ser. B, 9 7/8s,
                    2005 (In default) (NON)                                                                  77,050
          3,211,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010
                    (In default) (NON)                                                                    1,091,740
            835,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2011
                    (In default) (NON)                                                                      294,338
          5,773,000 Adelphia Communications Corp. sr. notes 10 1/4s, 2006
                    (In default) (NON)                                                                    1,948,388
          1,350,000 Adelphia Communications Corp. sr. notes 9 3/8s, 2009
                    (In default) (NON)                                                                      462,375
          5,396,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009
                    (In default) (NON)                                                                    1,780,680
          2,431,000 Adelphia Communications Corp. sr. notes Ser. B,
                    9 7/8s, 2007 (In default) (NON)                                                         814,385
          1,060,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s,
                    2008 (In default) (NON)                                                                 360,400
          4,224,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s,
                    2009 (In default) (NON)                                                               1,425,600
            341,433 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003
                    (Australia) (In default) (NON) (PIK)                                                         31
          5,320,000 Century Cable Holdings bank term loan FRN 6 3/4s, 2009
                    (acquired various dates from 5/20/02 to 6/11/02,
                    cost $4,639,400) (RES)                                                                3,670,800
          2,491,250 Charter Communications Holdings, LLC bank term loan
                    FRN Ser. B, 4.61s, 2008 (acquired 10/22/01,
                    cost $2,435,197) (RES)                                                                2,135,554
         10,240,000 Charter Communications Holdings, LLC sr. notes 11 1/8s, 2011                          6,963,200
          7,202,000 Charter Communications Holdings, LLC sr. notes 10 3/4s, 2009                          5,041,400
          1,623,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes zero % (12 1/8s, 1/15/07), 2012                                                   600,510
         15,775,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                            6,310,000
          6,610,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (9.92s, 4/1/04), 2011 (STP)                               3,172,800
          5,301,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                            2,120,400
            685,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 10s, 2011                                                                     479,500
          1,240,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 10s, 2009                                                                     861,800
          2,005,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 9 5/8s, 2009                                                                1,403,500
            648,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 8 5/8s, 2009                                                                  447,120
            820,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 8 1/4s, 2007                                                                  565,800
          4,139,000 CSC Holdings, Inc. debs. 7 5/8s, 2018                                                 3,102,015
          2,545,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                             2,183,635
            510,000 CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011                                       418,838
          5,705,000 Diamond Cable Communications PLC sr. disc. notes
                    zero %, 2007 (United Kingdom) (In default) (NON)                                        770,175
          3,955,000 Diamond Cable Communications PLC sr. disc. notes
                    zero %, 2005 (United Kingdom) (In default) (NON)                                        553,700
         38,727,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                     39,114,255
          7,644,000 Echostar DBS Corp. 144A sr. notes 9 1/8s, 2009                                        7,452,900
            440,000 Frontier Vision bank term loan FRN Ser. B, 6.275s, 2006
                    (acquired 5/20/02, cost $407,000) (RES)                                                 365,200
          4,050,000 Insight Communications Company, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/4s, 2/15/06), 2011 (STP)                                  1,316,250
          5,000,000 Insight Midwest LP/Insight Capital, Inc. bank term loan
                    FRN 5.063s, 2009 (acquired various dates from 1/9/01
                    to 11/5/01, cost $4,992,125) (RES)                                                    4,642,015
         10,853,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006
                    (In default) (NON)                                                                    1,627,950
            571,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 7/8s, 10/15/02), 2007 (STP)                                                         222,690
          5,267,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010
                    (In default) (NON)                                                                      790,050
         10,070,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008
                    (In default) (NON)                                                                    1,510,500
          3,946,000 NTL Communications Corp. sr. notes stepped-coupon
                    Ser. B, zero % (12 3/8s, 10/1/03), 2008 (In default) (NON) (STP)                        552,440
          3,279,000 NTL, Inc. sr. notes Ser. B, 10s, 2007 (In default) (NON)                                475,455
          2,580,000 Olympus Cable bank term loan FRN Ser. B, 6 3/4s, 2010
                    (acquired various dates from 5/20/02 to 6/20/02,
                    cost $2,312,300) (RES)                                                                2,031,164
            164,000 ONO Finance PLC sr. notes 14s, 2011 (United Kingdom)                                     32,800
          4,580,000 ONO Finance PLC sr. notes 13s, 2009 (United Kingdom)                                    893,100
            420,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                    205,800
          3,440,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                             1,685,600
          2,866,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (9.8s, 2/15/03), 2008 (STP)                                                             401,240
            425,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                          422,875
          5,820,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                          2,328,000
         12,876,000 TeleWest Communications PLC debs. 11s, 2007
                    (United Kingdom)                                                                      2,124,540
            280,000 TeleWest Communications PLC debs. 9 5/8s, 2006
                    (United Kingdom)                                                                         46,200
          2,710,000 TeleWest Communications PLC Structured Notes
                    10 7/8s, 2005 (issued by DLJ International Capital)
                    (United Kingdom)                                                                        487,800
          7,310,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009
                    (Netherlands)                                                                           292,400
         23,976,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                      959,040
          1,100,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009
                    (Netherlands) (In default) (NON)                                                         55,000
                                                                                                      -------------
                                                                                                        119,090,998

Capital Goods (5.1%)
-------------------------------------------------------------------------------------------------------------------
          5,065,000 ABB Finance, Inc. company guaranty Ser. EMTN, 6 3/4s, 2004                            4,193,820
          2,500,000 Advanced Glass Fiber Yarns bank term loan FRN Ser. B,
                    5.61s, 2005 (acquired 7/18/02, cost $2,106,250) (RES)                                 1,850,000
          1,990,000 Advanced Glass Fiber Yarns sr. sub. notes 9 7/8s, 2009
                    (In default) (NON)                                                                      597,000
          1,050,000 AGCO Corp. company guaranty 9 1/2s, 2008                                              1,092,000
          5,398,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                 4,588,300
         11,120,000 Argo-Tech Corp. 144A company guaranty 8 5/8s, 2007                                    9,452,000
          2,635,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                        2,397,850
          1,410,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                1,247,850
         10,172,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    8,849,640
          4,750,000 Berry Plastics Corp. 144A sr. sub. notes 10 3/4s, 2012                                4,773,750
          1,000,000 Blount, Inc. bank term loan FRN Ser. B, 6.321s, 2006
                    (acquired 8/1/02, cost $994,375) (RES)                                                  981,250
          9,219,000 Blount, Inc. company guaranty 13s, 2009                                               5,485,305
            150,000 Brand Scaffold Services, Inc. sr. notes 10 1/4s, 2008                                   162,000
            415,000 Day International Group, Inc. company guaranty 9 1/2s, 2008                             319,550
         10,755,000 Decrane Aircraft Holdings Co. company guaranty Ser. B, 12s, 2008                      9,356,850
          1,000,000 Flowserve Corp. bank term loan FRN Ser. C, 4.804s, 2009
                    (acquired 4/30/02, cost $1,000,000) (RES)                                               997,083
          6,212,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        6,833,200
          2,479,000 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                 1,859,250
            600,000 Grief Brothers bank term loan FRN Ser. C, 4.054s, 2009
                    (acquired 8/2/02, cost $600,000) (RES)                                                  599,850
            886,000 Grove Holdings, LLC deb. stepped-coupon zero %
                    (11 5/8s, 5/1/03), 2009 (In default) (NON) (STP)                                              1
         17,290,346 Grove Investors, LLC notes 14 1/2s, 2010 (PIK)                                           86,452
          4,475,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                              3,199,625
          4,760,000 High Voltage Engineering Corp. sr. notes 10 3/4s, 2004                                1,713,600
          2,960,000 IESI Corp. 144A sr. sub. notes 10 1/4s, 2012                                          2,812,000
          9,317,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                              465,850
          4,579,000 Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                          2,976,350
          1,945,000 Jordan Industries, Inc. sr. notes Ser. D, 10 3/8s, 2007                               1,128,100
          2,690,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                            2,784,150
          6,039,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                  6,250,365
          1,000,000 L-3 Communications Corp. Structured Notes Ser. 01-5,
                    8.82s, 2009 (Issued by COUNTS Trust)                                                    995,000
          3,110,000 L-3 Communications Corp. 144A Structured Notes
                    8 1/2s, 2006 (Issued by Credit and Repackaged
                    Securities, Ltd.) (Cayman Islands)                                                    3,358,800
          1,680,000 Laidlaw, Inc. debs. 8 3/4s, 2025 (Canada) (In default) (NON)                            823,200
          1,040,000 Laidlaw, Inc. debs. 8 1/4s, 2023 (Canada) (In default) (NON)                            530,400
          5,719,000 Laidlaw, Inc. notes 7.65s, 2006 (Canada) (In default) (NON)                           2,859,500
          2,704,000 Manitowoc Company, Inc. (The) 144A sr. sub. notes
                    10 1/2s, 2012                                                                         2,812,160
          3,640,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                           3,658,200
          9,490,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                8,873,150
          5,989,000 Navistar International Corp. company guaranty Ser. B,
                    9 3/8s, 2006                                                                          5,749,440
          3,830,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               3,255,500
          7,546,000 Roller Bearing Company of America company guaranty
                    Ser. B, 9 5/8s, 2007                                                                  7,319,620
            750,000 SPX Corp. bank term loan FRN Ser. B, 4.063s, 2009
                    (acquired 7/23/02, cost $750,000) (RES)                                                 749,318
          1,250,000 SPX Corp. bank term loan FRN Ser. C, 4.313s, 2010
                    (acquired 7/23/02, cost $1,250,000) (RES)                                             1,249,431
          2,640,000 Terex Corp. company guaranty 8 7/8s, 2008                                             2,574,000
          1,748,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                    1,809,180
          1,090,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                     1,068,200
          1,177,516 Transportation Tech. bank term loan FRN Ser. B, 6.155s, 2007
                    (acquired 2/29/00, cost $1,177,516) (RES)                                             1,047,990
          3,320,000 Trimas Corp. 144A sr. sub. notes 9 7/8s, 2012                                         3,303,400
          3,561,020 United Defense Industries, Inc. bank term loan FRN Ser. B,
                    4.56s, 2009 (acquired various dates from 8/13/01 to
                    8/29/01, cost $3,563,883) (RES)                                                       3,559,239
                                                                                                      -------------
                                                                                                        142,648,769

Chemicals (5.1%)
-------------------------------------------------------------------------------------------------------------------
          8,529,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                         8,827,515
          1,065,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                            1,128,900
          3,801,000 ARCO Chemical Co. debs. 9.8s, 2020                                                    3,078,810
          4,507,000 Avecia Group PLC company guaranty 11s, 2009
                    (United Kingdom)                                                                      4,304,185
          4,779,000 Compass Minerals Group, Inc. company guaranty 10s, 2011                               4,946,265
         15,092,000 Equistar Chemicals LP/Equistar Funding Corp. company
                    guaranty 10 1/8s, 2008                                                               14,488,320
          1,275,000 Ferro Corp. sr. notes 9 1/8s, 2009                                                    1,348,889
          1,403,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                     1,490,688
          8,548,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                         9,274,580
          1,160,000 Huntsman Corp. bank term loan FRN Ser. B, 5.131s, 2004
                    (acquired 7/17/02, cost $1,006,300) (RES)                                             1,006,300
          2,551,924 Huntsman Corp. bank term loan FRN Ser. C, 5.381s, 2005
                    (acquired various dates from 3/06/02 to 7/17/02,
                    cost $2,112,655) (RES)                                                                2,215,070
          1,049,213 Huntsman Corp. bank term loan FRN 5.881s, 2002
                    (acquired various dates from 3/1/02 to 3/28/02,
                    cost $825,650) (RES)                                                                    910,192
            788,401 Huntsman Corp. bank term loan FRN Ser. A, 5.881s, 2002
                    (acquired various dates from 3/11/02 to 3/28/02,
                    cost $631,145) (RES)                                                                    684,332
         13,539,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                          12,049,710
          4,808,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                    1,057,760
          3,777,000 IMC Global, Inc. company guaranty Ser. B, 11 1/4s, 2011                               4,056,876
          4,417,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                               4,751,720
            250,000 IMC Global, Inc. debs. 7 3/8s, 2018                                                     196,190
         10,419,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                              10,419,000
          3,370,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                                             3,471,100
          2,729,000 Lyondell Chemical Co. company guaranty 9 1/2s, 2008                                   2,647,130
          4,084,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                      4,022,740
          2,580,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                 2,541,300
          8,368,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                    7,280,160
          4,826,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                 5,019,040
          2,080,000 Millenium America, Inc. company guaranty 7s, 2006                                     2,016,851
          3,330,000 Millenium America, Inc. 144A sr. notes 9 1/4s, 2008                                   3,445,551
          3,730,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                       4,009,750
          7,198,000 OM Group, Inc. company guaranty 9 1/4s, 2011                                          7,198,000
          2,553,935 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                1,685,597
          3,240,724 Pioneer Companies, Inc. sec. FRN 5.355s, 2006                                         2,106,471
          2,560,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007
                    (In default) (NON)                                                                      435,200
            507,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s,
                    2008 (In default) (NON)                                                                  86,190
          8,372,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           5,860,400
         12,860,000 Sterling Chemicals Holdings sr. disc. notes 13 1/2s, 2008
                    (In default) (NON)                                                                       64,300
          3,913,000 Sterling Chemicals, Inc. company guaranty Ser. B, 12 3/8s,
                    2006 (In default) (NON)                                                               3,805,393
            570,000 Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                  416,100
          1,915,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                        1,302,200
                                                                                                      -------------
                                                                                                        143,648,775

Commercial and Consumer Services (3.5%)
-------------------------------------------------------------------------------------------------------------------
         19,523,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 10s, 2009                                                                    19,327,770
          2,093,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 8 7/8s, 2008                                                                  2,098,233
         10,245,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 8 1/2s, 2008                                                                 10,142,550
            645,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 7 7/8s, 2009                                                                    630,488
          6,144,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 7 5/8s, 2006                                                                  6,051,840
          3,010,000 Allied Waste North America, Inc. 144A Structured Notes
                    8.2s, 2006 (issued by Credit and Repackaged Securities, Ltd.)
                    (Cayman Islands)                                                                      2,878,313
          3,637,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                     2,909,600
          2,300,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                               2,024,000
         10,288,000 Coinmach Corp. sr. notes 9s, 2010                                                    10,442,320
          9,356,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                     9,543,120
          2,863,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                            2,719,850
          5,488,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                          4,664,800
          4,451,000 Sequa Corp. sr. notes 9s, 2009                                                        4,161,685
          6,220,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                            5,784,600
          2,639,000 United Rentals (North America), Inc. company guaranty
                    Ser. B, 10 3/4s, 2008                                                                 2,757,755
            103,000 United Rentals, Inc. company guaranty Ser. B, 8.8s, 2008                                 95,533
          9,263,000 Waste Management, Inc. sr. notes 6 1/2s, 2008                                         9,270,608
          2,500,000 WMX Technologies, Inc. notes 6 3/8s, 2003                                             2,517,375
                                                                                                      -------------
                                                                                                         98,020,440

Communication Services (5.6%)
-------------------------------------------------------------------------------------------------------------------
          9,514,000 360Networks, Inc. sr. notes 13s, 2008 (Canada) (In default) (NON)                           951
          7,115,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                        1,778,750
          5,843,000 Alamosa Delaware, Inc. company guaranty 13 5/8s, 2011                                 2,161,910
          2,540,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                   812,800
         11,090,000 Alamosa PCS Holdings, Inc. company guaranty
                    stepped-coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                                  1,441,700
          9,635,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                 1,300,725
          5,728,000 American Tower Corp. sr. notes 9 3/8s, 2009                                           3,551,360
          5,690,000 American Tower, Inc. Structured Notes 12.58s, 2005
                    (issued by STEERS Credit Linked Trust 2001)                                           4,324,400
          1,053,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008 (In default) (NON)                      5,265
            560,000 Arch Communications, Inc. sr. notes 13s, 2007 (In default) (NON)                          2,800
          5,905,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
                    (Bermuda) (In default) (NON)                                                            944,800
            332,000 AT&T Wireless Services, Inc. notes 8 1/8s, 2012                                         284,248
          6,485,000 AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011                                   5,519,254
          5,309,000 Birch Telecommunications, Inc. sr. notes 14s, 2008 (In default) (NON)                    53,090
            715,784 Call-Net Enterprises, Inc. company guaranty 10 5/8s, 2008
                    (In default) (Canada) (NON)                                                             127,052
          6,542,875 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                          130,858
            500,000 Colt Telecommunications Group PLC sr. disc. notes 12s, 2006
                    (United Kingdom)                                                                        325,000
          4,458,000 Crown Castle International Corp. sr. disc. notes
                    stepped-coupon zero % (10 3/8s, 5/15/04), 2011 (STP)                                  1,916,940
          2,537,000 Crown Castle International Corp. sr. notes 10 3/4s, 2011                              1,712,475
          6,871,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                               4,294,375
         19,813,000 Cybernet Internet Services International, Inc. 144A sr. disc.
                    notes stepped-coupon zero % (13s, 8/15/04), 2009
                    (Denmark) (STP)                                                                           1,981
             50,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                      36,000
          3,305,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                            1,983,000
          3,465,000 Econophone, Inc. company guaranty 13 1/2s, 2007 (In default) (NON)                       17,325
         11,263,000 Equinix, Inc. sr. notes 13s, 2007 (In default) (NON)                                  1,126,300
         22,677,000 Firstworld Communication Corp. sr. disc. notes
                    stepped-coupon zero % (13s, 4/15/03), 2008 (In default) (NON) (STP)                   2,211,008
          3,960,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda) (In default) (NON)                      99,000
          1,355,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008
                    (Bermuda) (In default) (NON)                                                             13,550
          2,910,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s, 2009
                    (Bermuda) (In default) (NON)                                                             32,738
         14,273,000 Global Crossing Holdings, Ltd. company guaranty 9 1/8s, 2006
                    (Bermuda) (In default) (NON)                                                            142,730
          7,786,000 Globix Corp. sr. notes 12 1/2s, 2010 (In default) (NON)                               1,284,690
          1,532,000 Horizon PCS, Inc. company guaranty 13 3/4s, 2011                                        474,920
          1,165,000 Hyperion Telecommunications Corp., Inc. sr. disc. notes Ser. B,
                    zero %, 2003 (In default) (NON)                                                           4,066
         11,137,000 Hyperion Telecommunications Corp., Inc. sr. sub. notes 12s,
                    2007 (In default) (NON)                                                                  36,084
            281,000 Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008
                    (In default) (NON)                                                                       56,200
          9,695,000 iPCS, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                            1,405,775
          6,810,000 IWO Holdings, Inc. company guaranty 14s, 2011                                         2,315,400
          9,919,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010                                                                         1,091,090
         15,002,000 McCaw International, Ltd. sr. disc. notes 13s, 2007
                    (In default) (NON)                                                                      750,100
          5,960,000 MCI WorldCom, Inc. notes 7 3/4s, 2007 (In default) (NON)                                804,600
          1,830,000 MCI WorldCom, Inc. sr. notes 6.4s, 2005 (In default) (NON)                              251,625
          1,946,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                              19,460
          1,120,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007 (In default) (NON)                           5,600
          2,185,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                           43,700
             22,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009
                    (In default) (NON)                                                                          165
          9,495,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s,
                    2008 (In default) (NON)                                                                  71,213
          8,099,000 Microcell Telecommunications sr. disc. notes Ser. B, 14s,
                    2006 (Canada)                                                                            70,866
          2,487,000 Millicom International Cellular SA sr. disc. notes 13 1/2s,
                    2006 (Luxembourg)                                                                       770,970
          9,902,000 Nextel Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (9 3/4s, 10/31/02), 2007 (STP)                                                 7,476,010
         15,320,000 Nextel Communications, Inc. sr. notes 12s, 2008                                      13,022,000
          9,939,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                    7,653,030
         22,338,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                   17,032,725
          1,740,000 Nextel Communications, Inc. 144A sr. disc. notes
                    stepped-coupon zero % (10.65s, 9/15/02), 2007 (STP)                                   1,383,300
          5,675,000 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                                         3,461,750
          2,420,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             1,427,800
          2,374,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             1,400,660
          2,380,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008
                    (In default) (NON)                                                                      297,500
            440,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005
                    (In default) (NON)                                                                       74,800
          7,858,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005
                    (In default) (NON)                                                                    1,335,860
          6,378,000 PanAmSat Corp. 144A sr. notes 8 1/2s, 2012                                            5,867,760
            982,000 PSINet, Inc. sr. notes 11 1/2s, 2008 (In default) (NON)                                  93,290
          8,415,000 PSINet, Inc. sr. notes Ser. B, 10s, 2005 (In default) (NON)                             799,425
            928,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2031                               464,000
          6,170,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2006                             3,763,700
          8,840,000 Qwest Capital Funding, Inc. company guaranty 7 1/4s, 2011                             4,994,600
          6,650,000 Qwest Capital Funding, Inc. company guaranty 7s, 2009                                 3,757,250
          3,090,000 Qwest Capital Funding, Inc. company guaranty 6 3/8s, 2008                             1,730,400
          4,891,000 Qwest Communications International, Inc. sr. notes
                    Ser. B, 7 1/2s, 2008                                                                  2,787,870
          4,153,000 Qwest Corp. notes 7 5/8s, 2003                                                        3,862,041
            730,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                     638,750
            500,000 Qwestdex bank term loan FRN Ser. L, 13.306s, 2004
                    (acquired 8/30/02, cost $495,000) (RES)                                                 500,000
          1,882,363 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s, 2010
                    (In default) (NON)                                                                       84,706
          1,767,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                1,236,900
          2,055,000 RSL Communications PLC company guaranty 12s, 2008
                    (United Kingdom) (In default) (NON)                                                      38,531
          2,000,000 RSL Communications PLC company guaranty 9 7/8s, 2009
                    (United Kingdom) (In default) (NON)                                                      40,000
            155,000 RSL Communications PLC company guaranty 9 1/8s, 2008
                    (United Kingdom) (In default) (NON)                                                       2,906
          5,500,000 RSL Communications PLC company guaranty stepped-coupon
                    zero % (10 1/8s, 3/1/03), 2008 (Bermuda) (In default) (NON) (STP)                        82,500
          1,790,000 RSL Communications, Ltd. company guaranty 12 1/4s,
                    2006 (Bermuda) (In default) (NON)                                                        35,800
          1,299,981 Rural Cellular Corp. bank term loan FRN Ser. B, 5.15s,
                    2008 (acquired 3/20/00, cost $1,299,981) (RES)                                        1,022,652
          1,336,203 Rural Cellular Corp. bank term loan FRN Ser. C, 5.4s,
                    2009 (acquired various dates from 4/23/01 to 11/5/01,
                    cost $1,301,076) (RES)                                                                1,051,147
          1,525,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                869,250
          5,451,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                      3,107,070
          9,595,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/8s, 4/15/04), 2009 (STP)                                                 1,535,200
         14,160,000 Startec Global Communications Corp. sr. notes 12s,
                    2008 (In default) (NON)                                                                 283,200
          2,560,000 Tele1 Europe BV sr. notes 13s, 2009 (Netherlands)                                       281,600
            970,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                       863,300
            863,000 Telecorp PCS, Inc. company guaranty stepped-coupon
                    zero % (11 5/8s, 4/15/04), 2009 (STP)                                                   690,400
          6,624,000 Telehub Communications Corp. company guaranty
                    13 7/8s, 2005 (In default) (NON)                                                              7
          5,280,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                      2,296,800
            807,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                          637,530
          5,300,000 Triton PCS, Inc. company guaranty 8 3/4s, 2011                                        3,975,000
          2,249,000 Triton PCS, Inc. company guaranty zero %, 2008                                        1,641,770
          3,909,000 TSI Telecommunication Services, Inc. company guaranty
                    Ser. B, 12 3/4s, 2009                                                                 3,596,280
             78,000 U S West, Inc. notes 5 5/8s, 2008                                                        61,993
         15,329,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                     1,226,320
          8,049,000 US UnWired, Inc. company guaranty stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                         1,609,800
          3,409,000 US West Capital Funding, Inc. company guaranty 6 7/8s, 2028                           1,653,365
          5,710,000 WebLink Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (In default) (NON) (STP)                                         14,275
              4,000 Williams Communications Group, Inc. sr. notes 11 7/8s,
                    2010 (In default) (NON)                                                                     440
          1,100,000 Williams Communications Group, Inc. sr. notes 11.7s,
                    2008 (In default) (NON)                                                                 121,000
          1,542,000 Williams Communications Group, Inc. sr. notes 10.7s,
                    2007 (In default) (NON)                                                                 173,475
            875,000 WorldCom, Inc.-WorldCom Group notes 8 1/4s,
                    2010 (In default) (NON)                                                                 118,125
          2,964,000 WorldCom, Inc.-WorldCom Group notes 7 1/2s,
                    2011 (In default) (NON)                                                                 400,140
                                                                                                      -------------
                                                                                                        158,384,912

Conglomerates (0.8%)
-------------------------------------------------------------------------------------------------------------------
            912,000 Tyco International Group SA company guaranty 6 3/4s,
                    2011 (Luxembourg)                                                                       752,400
         20,109,000 Tyco International Group SA company guaranty 6 3/8s,
                    2006 (Luxembourg)                                                                    17,595,375
          1,823,000 Tyco International Group SA company guaranty 6 3/8s,
                    2005 (Luxembourg)                                                                     1,613,355
          3,830,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                           3,159,750
                                                                                                      -------------
                                                                                                         23,120,880

Consumer Goods (2.5%)
-------------------------------------------------------------------------------------------------------------------
          4,125,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                4,362,188
          8,618,286 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                          172,366
DEM       8,566,886 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                        85,895
           $453,000 Elizabeth Arden, Inc. sec. notes Ser. B, 11 3/4s, 2011                                  459,795
          1,590,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                        1,462,800
          1,430,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                               1,301,300
            360,000 Hasbro, Inc. notes 7.95s, 2003                                                          365,400
          4,769,000 Icon Health & Fitness 144A sr. sub. notes 11 1/4s, 2012                               4,625,930
          5,352,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (12 1/8s, 5/1/03), 2009 (STP)                                                           367,950
          1,200,000 Jostens, Inc. bank term loan FRN Ser. C, 4.557s, 2009
                    (acquired 7/30/02, cost $1,200,000) (RES)                                             1,199,500
          6,169,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                            6,940,125
          6,495,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                         6,430,050
          4,897,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                  5,227,548
          1,425,000 Revlon Consumer Products sr. notes 9s, 2006                                             876,375
          2,555,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                       1,571,325
          2,408,000 Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                  1,011,360
         14,878,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                         11,307,280
          7,339,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                5,944,590
         10,325,536 Sealy Mattress Co. 144A sr. notes zero %, 2008                                        7,227,875
          9,528,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               9,528,000
                                                                                                      -------------
                                                                                                         70,467,652

Distribution (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,468,000 Fleming Companies, Inc. company guaranty 10 1/8s, 2008                                4,378,640
            185,000 Fleming Companies, Inc. company guaranty Ser. D, 10 5/8s, 2007                          160,950
          2,150,000 Fleming Companies, Inc. sr. notes 9 1/4s, 2010                                        2,021,000
            239,000 Fleming Companies, Inc. 144A sr. sub. notes 9 7/8s, 2012                                188,810
                                                                                                      -------------
                                                                                                          6,749,400

Energy (5.9%)
-------------------------------------------------------------------------------------------------------------------
          7,301,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                             7,465,273
          6,150,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                       6,288,375
            775,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                   763,375
          2,500,000 Chesapeake Energy Corp. company guaranty 8 1/8s, 2011                                 2,462,500
            325,000 Chesapeake Energy Corp. sr. notes Ser. B, 8 1/2s, 2012                                  319,313
         10,314,000 Chesapeake Energy Corp. 144A sr. notes 9s, 2012                                      10,571,850
          3,875,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                               3,971,875
          2,940,000 Comstock Resources, Inc. 144A sr. notes 11 1/4s, 2007                                 3,013,500
          1,650,000 Denbury Management, Inc. company guaranty 9s, 2008                                    1,604,625
            780,000 Denbury Resources, Inc. company guaranty Ser. B, 9s, 2008                               768,300
          6,121,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                           5,967,975
          3,932,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                      3,892,680
          3,530,000 Encore Acquisition Co. 144A sr. sub. notes 8 3/8s, 2012                               3,547,650
          3,884,000 Forest Oil Corp. company guaranty 7 3/4s, 2014                                        3,786,900
          1,819,000 Forest Oil Corp. sr. notes 8s, 2011                                                   1,850,833
          3,266,000 Forest Oil Corp. sr. notes 8s, 2008                                                   3,331,320
            660,000 Hornbeck Offshore Services, Inc. sr. notes 10 5/8s, 2008                                669,900
          5,947,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            5,738,855
          2,068,000 Magnum Hunter Resources, Inc. company guaranty 9.6s, 2012                             2,119,700
          4,270,000 Mission Resources Corp. company guaranty Ser. C, 10 7/8s, 2007                        3,074,400
          6,220,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       6,157,800
          7,079,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                              7,419,004
          6,740,000 Parker & Parsley Co. sr. notes 8 1/4s, 2007                                           6,975,900
          3,791,000 Parker Drilling Co. company guaranty Ser. AI, 10 1/8s, 2009                           3,715,180
          1,014,000 Parker Drilling Co. 144A company guaranty 10 1/8s, 2009                                 993,720
          2,460,000 Petronas Capital, Ltd. 144A company guaranty 7s, 2012 (Malaysia)                      2,638,350
          7,594,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                           8,581,220
          1,601,000 Pioneer Natural Resources Co. company guaranty 6 1/2s, 2008                           1,576,985
          4,960,000 Plans Exploration & Production Co. 144A sr. sub. notes
                    8 3/4s, 2012                                                                          4,922,800
             14,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                                   14,315
          6,009,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                6,144,203
            531,000 Pride International, Inc. sr. notes 10s, 2009                                           568,170
          6,618,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 6,899,265
          2,848,000 Seven Seas Petroleum, Inc. sr. notes Ser. B, 12 1/2s, 2005
                    (In default) (NON)                                                                      341,760
          3,327,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                      3,393,540
          2,530,000 Stone Energy Corp. sr. sub. notes 8 1/4s, 2011                                        2,561,625
          2,940,000 Swift Energy Co. sr. sub. notes 10 1/4s, 2009                                         2,881,200
          4,585,000 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                          4,378,675
          6,433,000 Trico Marine Services, Inc. 144A sr. notes 8 7/8s, 2012                               5,628,875
          3,408,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                        3,408,000
          7,358,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                   7,394,790
          3,150,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                3,244,500
            195,000 XCL, Ltd. 144A company guaranty 13 1/2s, 2004 (In default) (NON)                         58,744
          1,806,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                               1,878,240
          2,774,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                             2,912,700
                                                                                                      -------------
                                                                                                        165,898,760

Entertainment (1.6%)
-------------------------------------------------------------------------------------------------------------------
          8,273,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                   7,652,525
            350,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     324,625
          5,249,779 Carmike Cinemas, Inc. bank term loan FRN 7 3/4s, 2005
                    (acquired various dates from 8/7/00 to 3/1/02,
                    cost $4,419,626) (RES)                                                                5,199,907
          7,070,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                6,504,400
            145,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                  131,950
          9,725,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                            8,995,625
          2,844,000 Regal Cinemas, Inc. company guaranty Ser. B, 9 3/8s, 2012                             2,915,100
          1,487,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                        149
          1,975,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                1,767,625
         12,678,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                                               11,029,860
                                                                                                      -------------
                                                                                                         44,521,766

Financial (3.3%)
-------------------------------------------------------------------------------------------------------------------
         11,543,000 Advanta Corp. 144A company guaranty Ser. B, 8.99s, 2026                               6,579,510
          2,502,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004 (In default) (NON)                    500,400
          6,278,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005
                    (In default) (NON)                                                                    1,255,600
          4,295,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                 4,284,263
          6,555,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                 6,219,438
          1,637,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027 (In default) (NON)                     4,093
          1,430,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                    3,575
          3,149,000 Conseco, Inc. 144A company guaranty 10 3/4s, 2009 (In default) (NON)                    472,350
            615,000 Conseco, Inc. 144A company guaranty 8 3/4s, 2006 (In default) (NON)                      92,250
            850,000 Crescent Real Estate Equities LP FRN 7 1/8s, 2007                                       811,750
          9,168,000 Crescent Real Estate Equities LP 144A sr. notes 9 1/4s, 2009                          9,223,673
            615,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  696,039
         24,177,000 Finova Group, Inc. notes 7 1/2s, 2009                                                 7,253,100
          5,224,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                5,508,865
          1,496,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005 (In default) (NON)                119,680
          3,310,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                          3,376,200
          4,257,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008 (In default) (NON)              297,990
            830,000 North Fork Capital Trust I company guaranty 8.7s, 2026                                  881,925
          2,092,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                  1,464,400
          3,400,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                3,332,000
            651,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                               647,745
          2,720,000 Peoples Bank-Bridgeport sub. notes 9 7/8s, 2010                                       3,016,181
            720,000 Peoples Heritage Capital Trust company guaranty Ser. B,
                    9.06s, 2027                                                                             769,910
         10,655,000 Resource America, Inc. 144A sr. notes 12s, 2004                                      10,655,000
          9,461,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                      10,501,710
          6,570,000 Superior Financial Corp. 144A sr. notes 8.65s, 2003                                   6,687,603
          2,231,000 Vesta Insurance Group, Inc. 144A company guaranty 8.525s, 2027                        1,338,600
          1,245,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,296,767
          4,879,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                        4,635,050
                                                                                                      -------------
                                                                                                         91,925,667

Food (1.9%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Agrilink Foods bank term loan FRN Ser. B, 4.78s, 2008
                    (acquired 8/9/02, cost $500,000) (RES)                                                  500,625
         10,289,000 Archibald Candy Corp. company guaranty 10 1/4s, 2004
                    (In default) (NON)                                                                    5,453,170
          2,420,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                1,403,600
             90,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 8 3/4s, 2008                                   53,100
          5,765,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                           3,343,700
          1,443,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                              1,486,290
          4,848,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                          5,090,400
          3,738,000 Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012                        3,831,450
          1,850,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                 1,868,500
          4,291,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                         3,593,713
          6,530,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                              4,832,200
          5,451,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                      5,778,060
          6,420,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                   5,007,600
         10,000,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  4,900,000
         11,512,650 R.A.B. Holdings, Inc. sr. notes 6s, 2010                                              2,320,950
          1,398,248 Suiza Foods Corp. bank term loan FRN Ser. B, 4.11s, 2008
                    (acquired 4/26/02, cost $1,407,861) (RES)                                             1,398,637
         11,986,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B, 10 1/4s,
                    2009 (In default) (NON)                                                               1,917,760
                                                                                                      -------------
                                                                                                         52,779,755

Forest Products and Packaging (4.3%)
-------------------------------------------------------------------------------------------------------------------
          6,055,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      5,873,350
          7,894,151 Alabama River Newsprint bank term loan FRN 3.958s,
                    2002 (acquired various dates from 4/14/98 to 5/15/02,
                    cost $7,106,511) (RES)                                                                7,420,502
          9,438,000 Appleton Papers, Inc. company guaranty Ser. B, 12 1/2s, 2008                          9,768,330
          7,155,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              7,298,100
          2,996,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                                              2,816,000
          1,569,000 Georgia-Pacific Corp. notes 8 7/8s, 2031                                              1,272,130
          5,062,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                              4,630,566
          1,020,000 Georgia-Pacific Corp. notes 7 1/2s, 2006                                                951,660
            200,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          212,000
          1,705,000 Norske Skog Canada, Ltd. company guaranty 8 5/8s,
                    2011 (Canada)                                                                         1,636,800
          8,664,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                    8,837,280
            370,000 Owens-Illinois, Inc. debs. 7.8s, 2018                                                   288,600
          1,030,000 Owens-Illinois, Inc. debs. 7 1/2s, 2010                                                 865,200
          4,142,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                             3,603,540
            190,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                              163,400
          8,004,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    8,064,030
          4,700,000 Pliant Corp. company guaranty 13s, 2010                                               4,723,500
            910,000 Pliant Corp. sr. sub. notes 13s, 2010                                                   914,550
          5,450,000 Potlatch Corp. company guaranty 10s, 2011                                             5,858,750
          2,650,000 Potlatch Corp. debs. 6.95s, 2015                                                      2,521,674
          9,364,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                         9,504,460
          4,535,000 Riverwood International Corp. company guaranty
                    10 5/8s, 2007                                                                         4,693,725
          3,726,923 Stone Container Corp. bank term loan FRN Ser. B, 4.36s,
                    2009 (acquired 7/19/02, cost $3,726,923) (RES)                                        3,720,401
          1,373,077 Stone Container Corp. bank term loan FRN Ser. C,
                    4.36s, 2009 (acquired 7/19/02, cost $1,373,077) (RES)                                 1,370,674
          7,294,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                          7,658,700
          2,640,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                          2,765,400
          2,341,000 Stone Container Corp. 144A company guaranty
                    11 1/2s, 2006 (Canada)                                                                2,481,460
          4,970,000 Stone Container Corp. 144A sr. notes 8 3/8s, 2012                                     5,032,125
          2,645,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                        2,664,838
          2,160,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                        2,170,800
          3,095,000 Tembec Industries, Inc. company guaranty 7 3/4s, 2012 (Canada)                        2,955,725
                                                                                                      -------------
                                                                                                        122,738,270

Gaming & Lottery (6.9%)
-------------------------------------------------------------------------------------------------------------------
          3,904,000 Aladdin Gaming Holdings, LLC sr. disc. notes stepped-coupon
                    Ser. B, zero % (13 1/2s, 3/1/03), 2010 (In default) (NON) (STP)                          78,080
          3,035,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                3,277,800
          7,726,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                      8,344,080
            360,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                               369,900
          4,010,016 Autotote Corp. bank term loan FRN Ser. B, 6.144s, 2007
                    (acquired 10/13/00, cost $3,999,991) (RES)                                            4,010,016
            900,000 Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                           927,000
          6,079,000 Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012                                         6,291,765
          2,630,000 Chumash Casino & Resort Enterprise 144A sr. notes 9s, 2010                            2,708,900
          5,005,166 Fitzgeralds Gaming Corp. company guaranty Ser. B, 12 1/4s,
                    2004 (In default) (NON)                                                               1,758,065
          5,421,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                  5,637,840
          9,362,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                10,157,770
          3,973,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                            3,516,105
          8,370,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                               8,683,875
          7,137,000 International Game Technology sr. notes 8 3/8s, 2009                                  7,636,590
          2,300,000 International Game Technology sr. notes 7 7/8s, 2004                                  2,374,750
         10,593,000 Majestic Investor Holdings/Majestic Investor Capital Corp.
                    144A company guaranty 11.653s, 2007                                                   9,851,490
            670,000 Mandalay Resort Group sr. notes 9 1/2s, 2008                                            720,250
            282,000 Mandalay Resort Group sr. sub. notes 9 3/8s, 2010                                       294,690
         11,025,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                           11,824,313
            809,000 MGM Mirage, Inc. coll. sr. notes 6 7/8s, 2008                                           795,247
         12,009,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                       12,685,707
          5,089,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                        5,228,948
          3,334,000 Mikohn Gaming Corp. company guaranty Ser. B, 11 7/8s, 2008                            2,333,800
          2,900,000 Mirage Resorts, Inc. notes 6 3/4s, 2008                                               2,835,069
          1,300,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                1,339,000
          5,834,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                           6,023,605
          2,325,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                           2,365,688
          6,274,000 Mohegan Tribal Gaming Authority sr. sub. notes 8s, 2012                               6,352,425
          7,769,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                 7,730,155
          6,782,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                            7,087,190
          1,500,000 Park Place Entertainment Corp. sr. sub. notes 8 1/8s, 2011                            1,530,000
          1,225,000 Penn National Gaming, Inc. company guaranty Ser. B, 11 1/8s, 2008                     1,298,500
          9,072,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                8,935,920
         11,270,000 Pennisula Gaming, LLC company guaranty 12 1/4s, 2006                                 11,284,088
          3,737,000 Resorts International Hotel and Casino, Inc. company guaranty
                    11 1/2s, 2009                                                                         3,363,300
          5,850,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                          6,084,000
          1,190,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                     1,273,300
          1,760,000 Station Casinos, Inc. 144A sr. sub. notes 9 3/4s, 2007                                1,826,000
          1,604,000 Trump Atlantic City Associates company guaranty 11 1/4s, 2006                         1,178,940
          2,470,000 Trump Atlantic City Associates company guaranty Ser. B,
                    11 1/4s, 2006                                                                         1,803,100
            855,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                 782,325
         13,570,000 Venetian Casino Resort, LLC 144A 2nd mtge. 11s, 2010                                 13,603,925
                                                                                                      -------------
                                                                                                        196,203,511

Health Care (6.5%)
-------------------------------------------------------------------------------------------------------------------
          6,840,000 ALARIS Medical Systems, Inc. sec. notes Ser. B, 11 5/8s, 2006                         7,421,400
          2,815,000 ALARIS Medical Systems, Inc. 144A company guaranty
                    9 3/4s, 2006                                                                          2,815,000
          3,623,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 8/1/03), 2008 (STP)                                                         2,970,860
         13,721,000 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                13,172,160
            122,000 Alderwoods Group, Inc. company guaranty 11s, 2007                                       122,000
          4,052,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                   4,295,120
          4,730,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                        4,919,200
          3,325,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                       3,674,125
          7,394,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                    7,222,385
            600,000 Community Health Systems, Inc. bank term loan FRN
                    Ser. B, 4.35s, 2010 (acquired 7/11/02, cost $600,000) (RES)                             600,625
          1,760,000 Conmed Corp. company guaranty 9s, 2008                                                1,777,600
          4,310,000 Extendicare Health Services, Inc. 144A sr. notes 9 1/2s, 2010                         4,288,450
            363,100 Genesis Health Ventures, Inc. sec. notes FRN 6.86s, 2007                                359,469
          4,234,000 Hanger Orthopedic Group, Inc. company guaranty 10 3/8s, 2009                          4,466,870
            280,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                              285,600
          6,845,000 HCA, Inc. debs. 7.19s, 2015                                                           7,201,761
          3,080,000 HCA, Inc. med. term notes 8.85s, 2007                                                 3,457,762
            735,000 HCA, Inc. med. term notes 7.69s, 2025                                                   743,188
          5,150,000 HCA, Inc. notes 8 3/4s, 2010                                                          5,876,296
          3,150,000 HCA, Inc. notes 8.36s, 2024                                                           3,442,635
            817,000 HCA, Inc. notes 7s, 2007                                                                864,247
          1,006,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                      1,091,631
          3,550,000 Healthsouth Corp. sr. notes 8 1/2s, 2008                                              2,946,500
            648,000 Healthsouth Corp. sr. notes 8 3/8s, 2011                                                544,320
          4,355,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                        3,701,750
          3,297,000 Healthsouth Corp. 144A notes 7 5/8s, 2012                                             2,637,600
          1,300,000 Insight Health Services Corp. company guaranty Ser. B,
                    9 7/8s, 2011                                                                          1,274,000
          5,846,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s,
                    2007 (In default) (NON)                                                                     585
          4,370,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s,
                    2008 (In default) (NON)                                                                     437
          7,042,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                          6,830,740
         11,830,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                3,371,550
            655,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007                              451,950
          1,225,612 Mariner Health Care, Inc. company guaranty FRN 7.253s, 2009                           1,201,100
         17,240,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                         215,500
         13,100,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                    Ser. B, zero % (10 1/2s, 11/1/02), 2007 (In default) (NON) (STP)                         98,250
         11,470,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                               114,700
         10,442,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                    2009 (In default) (NON) (STP)                                                             1,044
          4,878,000 MedQuest, Inc. 144A sr. sub. notes 11 7/8s, 2012                                      4,865,805
         10,600,000 Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)                    212,000
          1,910,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                  1,986,400
         11,340,000 PacifiCare Health Systems, Inc. company guaranty 10 3/4s, 2009                       11,056,500
          6,556,000 Rotech Healthcare, Inc. 144A sr. sub. notes 9 1/2s, 2012                              5,539,820
          3,757,000 Service Corp. International debs. 7 7/8s, 2013                                        2,968,030
          1,203,000 Service Corp. International notes 7.7s, 2009                                          1,010,520
         11,723,000 Service Corp. International notes 6s, 2005                                           10,081,780
          6,300,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                         6,804,000
          7,396,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                           8,135,600
          1,983,636 Triad Hospitals, Inc. bank term loan FRN Ser. B, 4.82s, 2008
                    (acquired various dates from 4/23/01 to 4/24/01,
                    cost $1,992,593) (RES)                                                                1,993,307
         12,363,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                          12,857,520
          4,725,000 Vanguard Health Systems, Inc. company guaranty 9 3/4s, 2011                           4,831,313
          6,184,000 Ventas Realty LP/Capital Corp. company guaranty 9s, 2012                              6,276,760
                                                                                                      -------------
                                                                                                        183,077,765

Homebuilding (2.0%)
-------------------------------------------------------------------------------------------------------------------
          3,759,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                  3,740,205
          1,225,000 D.R. Horton, Inc. company guaranty 8 1/2s, 2012                                       1,182,125
            760,000 D.R. Horton, Inc. company guaranty 8s, 2009                                             752,400
          5,539,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                              5,178,965
          5,830,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                             6,179,800
          3,750,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                         3,843,750
            227,000 K. Hovnanian Enterprises, Inc. company guaranty 9 1/8s, 2009                            227,000
          1,165,000 K. Hovnanian Enterprises, Inc. 144A sr. notes 8s, 2012                                1,083,450
            340,000 K. Hovnanian Enterprises, Inc. 144A sr. sub. notes 8 7/8s, 2012                         306,000
          6,291,000 KB Home sr. sub. notes 9 1/2s, 2011                                                   6,322,455
          1,950,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                     2,096,250
          4,355,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   4,355,000
            741,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                            741,000
          7,381,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             7,750,050
             22,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                           21,780
          1,664,000 Schuler Homes, Inc. company guaranty 10 1/2s, 2011                                    1,705,600
            190,000 Schuler Homes, Inc. company guaranty 9s, 2008                                           184,300
          2,066,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                         2,014,350
            620,000 Standard Pacific Corp. sr. notes 8 1/2s, 2009                                           601,400
          2,422,000 Toll Corp. company guaranty 8 1/8s, 2009                                              2,361,450
          2,245,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                2,233,775
          5,075,000 WCI Communities, Inc. company guaranty 9 1/8s, 2012                                   4,643,625
                                                                                                      -------------
                                                                                                         57,524,730

Lodging/Tourism (2.6%)
-------------------------------------------------------------------------------------------------------------------
         12,021,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                  12,201,315
          3,576,000 Felcor Lodging LP company guaranty 8 1/2s, 2008 (R)                                   3,432,960
         22,538,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                           21,073,030
          6,301,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    6,017,455
          1,695,000 Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007                                1,711,950
          1,200,000 Host Marriott LP sr. notes Ser. E, 8 3/8s, 2006                                       1,179,000
          6,385,000 ITT Corp. notes 6 3/4s, 2005                                                          6,224,034
          9,550,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels
                    Finance Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                                      9,382,875
          3,635,000 Lodgian Financing Corp. company guaranty 12 1/4s, 2009
                    (In default) (NON)                                                                    2,044,688
          1,480,000 Meristar Hospitality Corp. company guaranty 9 1/8s, 2011                              1,376,400
          1,400,000 Meristar Hospitality Corp. company guaranty 9s, 2008                                  1,321,250
          4,655,000 RFS Partnership LP company guaranty 9 3/4s, 2012                                      4,701,550
          3,935,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes
                    7 7/8s, 2012                                                                          3,846,463
                                                                                                      -------------
                                                                                                         74,512,970

Metals (1.6%)
-------------------------------------------------------------------------------------------------------------------
          3,626,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          3,626,000
          7,914,000 AK Steel Corp. 144A company guaranty 7 3/4s, 2012                                     7,874,430
             39,195 Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s, 2007
                    (In default) (NON) (PIK)                                                                 13,326
          4,210,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                    3,999,500
         11,364,000 Doe Run Resources Corp. company guaranty Ser. B, 11 1/4s,
                    2005 (In default) (NON)                                                               2,954,640
            815,000 Doe Run Resources Corp. company guaranty Ser. B(a), 11 1/4s,
                    2005 (In default) (NON)                                                                 260,800
          1,879,000 Doe Run Resources Corp. company guaranty FRN Ser. B,
                    8.536s, 2003 (In default) (NON)                                                         432,170
          6,880,000 Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012                                        6,811,200
          1,760,000 Haynes International, Inc. sr. notes 11 5/8s, 2004                                    1,355,200
            260,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B, 10 7/8s,
                    2006 (In default) (NON)                                                                 192,400
          9,224,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s,
                    2003 (In default) (NON)                                                               1,245,240
         10,708,000 LTV Corp. company guaranty 11 3/4s, 2009 (In default) (NON)                              53,540
          7,385,000 LTV Corp. company guaranty 8.2s, 2007 (In default) (NON)                                  9,231
          4,770,000 Oregon Steel Mills, Inc. 144A 1st mtge. 10s, 2009                                     4,889,250
            815,000 P&L Coal Holdings Corp. company guaranty Ser. B, 9 5/8s, 2008                           855,750
          4,199,000 Steel Dynamics, Inc. 144A sr. notes 9 1/2s, 2009                                      4,261,985
          1,772,000 United States Steel, LLC sr. notes 10 3/4s, 2008                                      1,789,720
          4,491,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                           2,110,770
            380,600 Weirton Steel Corp. sr. notes FRN 10s, 2008                                             114,180
          6,375,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007
                    (In default) (NON)                                                                      127,500
          3,636,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     2,908,800
                                                                                                      -------------
                                                                                                         45,885,632

Publishing (2.9%)
-------------------------------------------------------------------------------------------------------------------
         15,454,000 Affinity Group Holdings sr. notes 11s, 2007                                          15,144,920
          3,950,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                             3,831,500
          1,575,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                     1,543,500
          3,409,000 Hollinger International Publishing, Inc. company guaranty
                    9 1/4s, 2007                                                                          3,494,225
         16,308,633 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010
                    (Canada) (PIK)                                                                       13,617,709
          4,488,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011                                    897,600
          2,760,000 Mail-Well I Corp. 144A company guaranty 9 5/8s, 2012                                  1,932,000
          5,235,000 Perry-Judd company guaranty 10 5/8s, 2007                                             4,973,250
         11,212,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                          8,689,300
          3,517,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                          2,708,090
          5,841,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                  4,585,185
          3,678,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                               1,747,050
          3,770,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                 3,242,200
          2,125,000 TDL Infomedia Holdings PLC sr. disc. notes stepped-coupon
                    zero % (15 1/2s, 10/15/04), 2010 (United Kingdom) (STP)                               1,710,625
          6,050,000 Vertis, Inc. 144A sr. notes 10 7/8s, 2009                                             5,989,500
          1,890,000 Von Hoffman Press, Inc. 144A company guaranty 10 1/4s, 2009                           1,861,650
          9,878,993 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                             6,915,295
                                                                                                      -------------
                                                                                                         82,883,599

Restaurants (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,297,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                 2,480,760
          4,899,000 Sbarro, Inc. company guaranty 11s, 2009                                               4,801,020
          6,559,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                7,050,925
          4,945,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 5,068,625
          2,420,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                 2,480,500
                                                                                                      -------------
                                                                                                         21,881,830

Retail (2.1%)
-------------------------------------------------------------------------------------------------------------------
          4,240,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                             3,837,200
          4,480,000 Asbury Automotive Group, Inc. company guaranty 9s, 2012                               4,099,200
          7,934,000 Autonation, Inc. company guaranty 9s, 2008                                            8,172,020
            695,000 JC Penney Company, Inc. debs. 7.95s, 2017                                               590,750
          3,510,000 JC Penney Company, Inc. debs. 7.4s, 2037                                              3,264,300
          1,587,000 JC Penney Company, Inc. notes Ser. MTNA, 7.05s, 2005                                  1,507,650
          7,990,000 JC Penney Company, Inc. 144A notes 9s, 2012                                           7,830,200
          1,600,000 Kmart Corp. med. term notes 9s, 2020 (In default) (NON)                                 512,000
          2,000,000 Kmart Corp. med. term notes 8.96s, 2019 (In default) (NON)                              640,000
            100,000 Kmart Corp. med. term notes Ser. D, 7.55s, 2004 (In default) (NON)                       32,000
          1,000,000 Kmart Corp. pass-through certificates Ser. 95K4, 9.35s, 2020
                    (In default) (NON)                                                                      480,000
          2,880,000 Kmart Corp. 144A notes 9 7/8s, 2008 (In default) (NON)                                  763,200
          3,245,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                        3,245,000
            700,000 Petco Animal Supplies, Inc. bank term loan FRN Ser. C,
                    4.78s, 2008 (acquired 8/7/02, cost $698,950) (RES)                                      700,875
          4,064,000 Rite Aid Corp. notes 7 1/8s, 2007                                                     2,722,880
         13,044,000 Saks, Inc. company guaranty 8 1/4s, 2008                                             12,000,480
          1,000,000 Saks, Inc. company guaranty 7 1/2s, 2010                                                870,000
          3,207,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                            3,014,580
          1,503,000 Southland Corp. debs. Ser. B, 4s, 2004                                                1,382,760
            572,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  560,560
          3,759,000 United Auto Group, Inc. 144A sr. sub. notes 9 5/8s, 2012                              3,759,000
                                                                                                      -------------
                                                                                                         59,984,655

Technology (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,819,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       1,300,585
          3,520,000 Amkor Technologies, Inc. Structured Notes 12.58s, 2005
                    (issued by STEERS Credit Linked Trust 2000)                                           2,288,000
             32,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2008                                            22,880
          5,265,000 Applied Extrusion Technologies, Inc. company guaranty
                    Ser. B, 10 3/4s, 2011                                                                 4,212,000
            365,000 Comdisco, Inc. notes 7 1/4s, 2001 (In default) (DEF)  (NON)                             311,163
          1,370,000 Comdisco, Inc. notes 6 3/8s, 2001 (In default) (DEF)  (NON)                           1,116,550
          1,495,000 Comdisco, Inc. notes 5.95s, 2002 (In default) (DEF)  (NON)                            1,252,063
            720,000 Comdisco, Inc. notes Ser. MTN, 6.62s, 2001 (In default) (DEF)  (NON)                    601,200
          3,361,000 Fairchild Semiconductor International, Inc. company guaranty
                    10 3/8s, 2007                                                                         3,470,233
            350,000 Lucent Technologies, Inc. debs. 6 1/2s, 2028                                            171,500
         15,184,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                           7,440,160
         12,610,000 Micron Technology, Inc. notes 6 1/2s, 2005                                           11,096,800
          2,932,000 ON Semiconductor Corp. 144A company guaranty 12s, 2008                                2,286,960
          3,664,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                               219,840
          2,340,000 SCG Holding & Semiconductor Corp. company guaranty
                    12s, 2009                                                                             1,310,400
          5,429,000 Seagate Technology Hdd Holdings 144A sr. notes 8s, 2009                               5,374,710
          1,990,749 Telex Communications Group, Inc. sr. sub. notes Ser. A,
                    zero %, 2006                                                                          1,094,912
          1,659,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                      1,310,610
          1,520,000 Xerox Corp. notes 5 1/2s, 2003                                                        1,322,400
          1,760,000 Xerox Corp. notes Ser. D, 6 1/4s, 2026                                                1,531,200
          5,448,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                               4,494,600
            350,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 301,000
                                                                                                      -------------
                                                                                                         52,529,766

Textiles (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,566,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008 (In default) (NON)                     736,268
          3,310,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          161,363
          3,339,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                            2,838,150
            655,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              504,149
          3,869,000 Russell Corp. 144A sr. notes 9 1/4s, 2010                                             3,985,070
          2,108,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                2,086,920
          2,260,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                        1,062,200
          7,731,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                        3,904,155
          5,111,000 William Carter Holdings Co. (The) company guaranty
                    Ser. B, 10 7/8s, 2011                                                                 5,596,545
                                                                                                      -------------
                                                                                                         20,874,820

Transportation (2.0%)
-------------------------------------------------------------------------------------------------------------------
            560,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                       361,200
         11,778,000 Airbus Industries 144A sinking fund Ser. D, 12.266s, 2020                             5,300,100
             70,832 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                     35,416
          7,876,000 Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008                        4,725,600
          2,837,000 Continental Airlines, Inc. pass-through certificates Ser. D,
                    7.568s, 2006                                                                          1,702,200
          3,555,000 Delta Airlines, Inc. pass-through certificates Ser. 00-1,
                    Class C, 7.779s, 2005                                                                 2,965,083
          2,603,000 Delta Airlines, Inc. pass-through certificates Ser. C,
                    7.779s, 2012                                                                          2,454,779
          7,238,000 Kansas City Southern Railway Co. company guaranty
                    9 1/2s, 2008                                                                          7,780,850
          3,200,000 Kansas City Southern Railway Co. 144A sr. notes
                    7 1/2s, 2009                                                                          3,280,000
             40,000 MC Shipping, Inc. sr. notes Ser. B, 11 1/4s, 2008                                        20,000
          4,807,418 Motor Coach Industries bank term loan FRN Ser. B,
                    5.826s, 2006 (acquired various dates from 6/13/01 to
                    9/6/01, cost $3,911,582) (RES)                                                        4,149,403
          1,950,000 Northwest Airlines, Inc. company guaranty 8 7/8s, 2006                                1,306,500
             40,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                     26,400
            378,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                   287,280
            520,000 Northwest Airlines, Inc. company guaranty 8 3/8s, 2004                                  379,600
          4,915,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                3,342,200
          7,370,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                       4,790,500
          7,729,000 RailAmerica Transportation company guaranty 12 7/8s, 2010                             7,960,870
          1,504,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                1,000,160
          1,747,000 Travel Centers of America, Inc. company guaranty
                    12 3/4s, 2009                                                                         1,851,820
          4,719,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                       2,359,500
                                                                                                      -------------
                                                                                                         56,079,461

Utilities & Power (3.5%)
-------------------------------------------------------------------------------------------------------------------
          3,099,000 AES Corp. (The) notes 8 3/4s, 2008                                                    1,642,470
          1,862,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                  996,170
          5,674,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                3,007,220
          5,198,000 Calpine Canada Energy Finance company guaranty
                    8 1/2s, 2008 (Canada)                                                                 2,858,900
          3,495,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                 1,939,725
          1,317,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    698,010
          7,936,000 Calpine Corp. sr. notes 8 5/8s, 2010                                                  4,206,080
         12,067,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  6,335,175
          2,503,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,389,165
             10,000 Cleveland Electric Illuminating Co. (The) 144A sr. notes
                    Ser. D, 7.88s, 2017                                                                       9,949
         12,850,000 CMS Energy Corp. pass-through certificates 7s, 2005                                  10,280,000
          2,199,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                 1,781,190
          1,764,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                               1,340,640
          3,354,000 Edison Mission Energy sr. notes 10s, 2008                                             1,945,320
          3,225,000 Edison Mission Energy sr. notes 9 7/8s, 2011                                          1,870,500
          2,061,000 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005                                  2,102,220
         11,130,000 Midland Funding II Corp. debs. Ser. B, 13 1/4s, 2006                                 11,575,200
          5,183,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                   2,176,860
                144 Northeast Utilities notes Ser. A, 8.58s, 2006                                               158
          3,150,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s,
                    2005 (In default) (NON)                                                               2,898,000
          7,420,000 Southern California Edison Co. notes 8.95s, 2003                                      7,234,500
            340,000 Southern California Edison Co. notes 6 3/8s, 2006                                       289,000
          6,762,000 Tiverton/Rumford Power Associates, LP 144A pass-through
                    certificates 9s, 2018                                                                 4,936,260
          6,504,000 Western Resources, Inc. 144A 1st mtge. 7 7/8s, 2007                                   6,243,840
          5,274,000 Western Resources, Inc. 144A sr. notes 9 3/4s, 2007                                   5,063,040
         17,025,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                   15,322,500
                                                                                                     --------------
                                                                                                         98,142,092
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $3,038,335,710)                            $2,386,360,449

PREFERRED STOCKS (3.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                134 Adelphia Communications Corp. Ser. B, $13.00
                    cum. pfd. (In default) (NON)                                                                $17
            205,340 Avecia Group PLC $4.00 pfd. (acquired various dates from 6/24/99 to 8/13/02, cost $4,960,628)
                    (United Kingdom) (RES) (PIK)                                                          4,312,140
            251,692 Brand Scaffold Services, Inc. 144A $3.625 pfd.                                       14,598,136
            382,411 California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                 10,153,012
            212,193 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                  12,052,562
             23,895 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                               681,008
          2,210,000 CSBI Capital Trust I 144A company guaranty Ser. A, 11.75% pfd.                        2,524,925
            256,805 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                   15,665,105
             27,635 Decrane Aircraft Holdings Co. $16.00 pfd. (PIK)                                       2,625,285
             10,526 Delta Financial Corp. Ser. A, $10.00 cum. pfd.                                           57,893
            396,509 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                                3,965
            876,252 Diva Systems Corp. 144A Ser. D, zero % pfd.                                               8,763
            206,805 Doane Pet Care Co. $7.125 pfd.                                                        7,238,175
                 11 Dobson Communications Corp. 13.00% pfd.                                                   2,750
             10,312 Dobson Communications Corp. 12.25% pfd. (PIK)                                         2,578,018
              6,670 First Republic Capital Corp. 144A 10.50% pfd.                                         6,736,700
              5,255 Granite Broadcasting Corp. 12.75% cum. pfd. (PIK)                                     3,047,900
                255 Intermedia Communications, Inc. Ser. B, 13.50% pfd.
                    (In default) (NON) (PIK)                                                                  1,020
                936 Leiner Health Products Ser. C, zero %                                                         1
              2,383 Nextel Communications, Inc. Ser. D, 13.00% cum. pfd. (PIK)                            1,477,460
              8,592 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                4,467,840
            134,295 North Atlantic Trading Co. 12.00% pfd. (PIK)                                          2,484,458
              2,325 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                   13,950,000
                  4 Pegasus Satellite Ser. B, 12.75% cum. pfd. (PIK)                                          1,400
             36,436 PRIMEDIA, Inc. Ser. F, $9.20 cum. pfd.                                                1,093,080
             11,411 Rural Cellular Corp. 12.25% pfd. (PIK)                                                1,711,695
                                                                                                      -------------
                    Total Preferred Stocks (cost $153,619,074)                                         $107,473,308

FOREIGN GOVERNMENT BONDS AND NOTES (2.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,630,080 Argentina (Republic of) bonds Ser. 2018, 2.89s, 2018
                    (In default) (NON)                                                                     $342,317
          5,755,000 Brazil (Federal Republic of) bonds 10 1/8s, 2027                                      3,044,395
          2,225,000 Brazil (Federal Republic of) notes 11s, 2012                                          1,362,813
          8,729,000 Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                        8,982,141
          2,550,000 Colombia (Republic of) bonds 11 3/4s, 2020                                            2,256,750
EUR         630,000 Colombia (Republic of) notes Ser. EMTN, 11 1/2s, 2011                                   513,630
EUR       1,180,000 Colombia (Republic of) unsub. bonds Ser. 15A, 11 3/8s, 2008                             975,343
           $965,000 Ecuador (Republic of) bonds Ser. REGS, 12s, 2012                                        557,288
          5,005,000 Ecuador (Republic of) bonds stepped-coupon Ser. REGS,
                    6s (7s, 8/15/03), 2030 (STP)                                                          2,102,100
            520,000 Malaysia (Government of) bonds 7 1/2s, 2011                                             584,740
          2,410,650 Peru (Republic of) bonds Ser. PDI, 4s, 2017                                           1,684,562
         21,175,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                        14,801,325
          5,045,000 South Africa (Republic of) notes 7 3/8s, 2012                                         5,166,080
          2,082,000 Turkey (Republic of) bonds 11 3/4s, 2010                                              1,915,440
EUR         534,000 Ukraine (Government of) sr. notes Ser. REGS, 10s, 2007                                  510,497
         $5,386,000 United Mexican States bonds 11 3/8s, 2016                                             6,799,825
          5,195,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                      5,124,868
            957,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                              659,373
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $56,372,477)                                                                  $57,383,487

COMMON STOCKS (1.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------------
            598,177 Safety Components International, Inc. (NON) (AFF)                                    $3,738,606
            327,451 VS Holdings, Inc. (NON)                                                                 327,451
                                                                                                      -------------
                                                                                                          4,066,057

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,690,908 Capstar Broadcasting 144A (NON)                                                       1,741,635
              1,502 Quorum Broadcast Holdings, Inc. Class E
                    (acquired various dates from 5/15/01 to
                    5/15/02, cost $1,497,332) (RES) (NON)                                                 1,026,139
                                                                                                      -------------
                                                                                                          2,767,774

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
              2,118 RCN Corp. (NON)                                                                           1,758

Chemicals (--%)
-------------------------------------------------------------------------------------------------------------------
            627,521 Pioneer Companies, Inc. (NON) (AFF)                                                   1,568,803

Communication Services (--%)
-------------------------------------------------------------------------------------------------------------------
            255,713 Arch Wireless, Inc. (NON)                                                                    26
             34,399 Call-Net Enterprises, Inc. Class B (Canada) (NON)                                         8,600
             75,840 Celcaribe SA (Colombia) (NON)                                                               758
            148,962 Covad Communications Group, Inc. 144A (NON)                                             160,879
             12,145 Vast Solutions, Inc. Class B1 (NON)                                                      36,435
             12,145 Vast Solutions, Inc. Class B2 (NON)                                                      36,435
             12,145 Vast Solutions, Inc. Class B3 (NON)                                                      36,435
                  6 WorldCom, Inc.-WorldCom Group (NON)                                                           1
                                                                                                      -------------
                                                                                                            279,569

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
            985,000 Loewen Group International, Inc. (NON)                                                       99
          7,647,000 Morrison Knudsen Corp. (NON)                                                            535,290
             11,056 Washington Group International, Inc. (NON)                                              154,784
                                                                                                      -------------
                                                                                                            690,173

Consumer Goods (--%)
-------------------------------------------------------------------------------------------------------------------
            233,460 Doskocil Manufacturing Company, Inc. (NON)                                              882,479

Entertainment (0.4%)
-------------------------------------------------------------------------------------------------------------------
            828,335 Regal Entertainment Group 144A (acquired various
                    dates from 5/9/02 to 5/15/02, cost $6,203,886) (RES) (NON)                           10,902,959

Financial (0.3%)
-------------------------------------------------------------------------------------------------------------------
         31,440,192 Contifinancial Corp. Liquidating Trust Units                                          1,336,208
             10,815 Delta Funding Residual Exchange Co., LLC (NON)                                        2,103,518
             10,815 Delta Funding Residual Management, Inc. (NON)                                               108
             33,000 Wayland Investment Fund II (acquired 2/2/01,
                    cost $3,300,000) (RES)                                                                4,554,000
                                                                                                      -------------
                                                                                                          7,993,834

Food (0.8%)
-------------------------------------------------------------------------------------------------------------------
            234,223 Aurora Foods, Inc. (NON)                                                                334,939
              8,407 Premium Holdings (L.P.) 144A (NON)                                                      176,548
             11,906 PSF Holdings, LLC Class A (NON) (AFF)                                                20,835,640
                                                                                                      -------------
                                                                                                         21,347,127

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
             96,272 Fitzgeralds Gaming Corp. (NON)                                                              963

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
             18,922 Alderwoods Group, Inc. (NON)                                                            121,290
             70,182 Genesis Health Ventures, Inc. (NON)                                                   1,056,239
            156,894 Mariner Health Care, Inc. (NON)                                                       2,196,516
         18,588,000 Paracelsus Healthcare Corp. (NON) (AFF)                                                   1,859
              9,048 Sun Healthcare Group, Inc. (NON)                                                         66,050
                                                                                                      -------------
                                                                                                          3,441,954
                                                                                                      -------------
                    Total Common Stocks (cost $138,480,477)                                             $53,943,450

BRADY BONDS (0.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $5,615,230 Brazil (Federal Republic of) bonds 8s, 2014                                          $3,488,742
          1,439,000 Brazil (Federal Republic of) government guaranty
                    Ser. 30YR, 3.063s, 2024                                                                 841,815
          2,772,000 Brazil (Federal Republic of) govt. guaranty FRB 3 1/8s, 2012                          1,358,280
          2,150,000 Brazil (Federal Republic of) govt. guaranty FRB Ser. RG,
                    3 1/8s, 2012                                                                          1,053,500
          1,500,000 Central Bank of Nigeria bonds Ser. WW, 6 1/4s, 2020                                     847,500
          1,410,000 Peru (Republic of) coll. FLIRB 4s, 2017                                                 890,133
          8,380,800 Venezuela (Republic of) debs. FRB Ser. DL, 2 7/8s, 2007                               6,610,775
                                                                                                      -------------
                    Total Brady Bonds (cost $17,077,555)                                                $15,090,745

CONVERTIBLE BONDS AND NOTES (0.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $6,995,000 American Tower Corp. cv. notes 5s, 2010                                              $3,104,031
             34,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005 (In default) (NON)                            85
            737,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                    593,285
            650,000 Rogers Communications cv. deb. 2s, 2005 (Canada)                                        460,688
          8,050,000 Total Renal Care Holdings, Inc. 144A cv. sub. notes 7s, 2009                          7,717,938
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $11,684,497)                                $11,876,027

CONVERTIBLE PREFERRED STOCKS (0.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 23 Anker Coal Group, Inc. 14.25% cv. pfd.                                                     $115
            589,454 Earthwatch, Inc. 144A Ser. C, 8.50% cv. pfd. (PIK)                                      589,454
                502 Genesis Health Ventures, Inc. $6.00 cv. pfd. (PIK)                                       55,220
             22,100 Global Crossing, Ltd. 144A 7.00% cum. cv. pfd.
                    (Bermuda) (In default) (NON)                                                             11,050
              5,788 Hercules Trust II units 6.50s cum. cv. pfd.                                           3,287,584
             15,273 Interact Systems, Inc. 144A 14.00% cv. pfd. (In default) (NON)                              153
             73,305 LTV Corp. 144A $4.125 cv. pfd. (In default) (NON)                                         9,163
                706 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 3,530,000
             79,363 Penisula Gaming Partners 144A $7.14 cv. pfd.                                            476,180
             94,204 Telex Communications, Inc. zero % cv. pfd. (In default) (NON)                            94,204
              6,228 Weirton Steel Corp. Ser. C, zero % cv. pfd.                                              12,456
             14,913 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (In default) (NON) (PIK)                       3,728
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $20,561,816)                                $8,069,307

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             21,810 Australis Media, Ltd. units 15 3/4s, 2003 (Australia)
                    (In default) (NON)                                                                       $2,181
              3,083 Soi Funding Corp. 144A units 11 1/4s, 2009                                            2,759,285
              2,959 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                   891,399
             79,941 XCL, Ltd. 144A units cv. cum. pfd. zero % (In default) (NON) (PIK)                       19,985
                                                                                                      -------------
                    Total Units (cost $35,162,406)                                                       $3,672,850

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  5 Anker Coal Group, Inc. 144A                                           10/28/09               $1
             11,770 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08               118
              8,414 Dayton Superior Corp.                                                 6/15/09            84,140
             11,063 Decrane Aircraft Holdings Co.                                         9/30/08                11
                  1 Decrane Aircraft Holdings Co. Class B                                 6/30/10                 1
                  1 Decrane Aircraft Holdings Co. Class B                                 6/30/10                 1
              8,728 Diva Systems Corp.                                                    5/15/06                87
             63,861 Diva Systems Corp. 144A                                               3/1/08                639
             46,104 Genesis Health Ventures, Inc.                                         10/1/02             2,766
              9,280 Horizon PCS, Inc.                                                     10/1/10                93
                375 Insilco Corp. 144A                                                    8/15/07                 1
              9,315 Insilco Holding Co.                                                   8/15/08             9,315
             14,290 Interact Systems, Inc.                                                8/1/03                 14
             15,273 Interact Systems, Inc. 144A                                           12/15/09              153
              8,695 iPCS, Inc. 144A                                                       7/15/10             2,174
              5,260 IWO Holdings, Inc.                                                    1/15/11             1,315
              9,417 Jostens, Inc.                                                         5/1/10            273,093
              5,026 Leap Wireless International, Inc. 144A                                4/15/10                50
              3,954 Metronet Communications 144A                                          8/15/07                40
              3,334 Mikohn Gaming Corp. 144A                                              8/15/08             3,334
                186 ONO Finance PLC 144A (United Kingdom)                                 2/15/11                 1
             12,651 Orion Network Systems                                                 1/15/07               127
             15,459 Paxson Communications Corp. 144A                                      6/30/03            15,459
              3,668 Pliant Corp. 144A                                                     6/1/10              7,336
              2,379 R.A.B. Holdings, Inc.                                                 4/30/10                24
              6,420 Sterling Chemicals Holdings                                           8/15/08             3,852
             22,620 Sun Healthcare Group, Inc.                                            2/28/05                 2
              6,574 Telehub Communications Corp. 144A                                     7/31/05                 1
              3,716 Telex Communications Group, Inc.                                      3/30/07                37
              5,247 Travel Centers of America, Inc. 144A                                  5/1/09                 52
             15,004 Ubiquitel, Inc. 144A                                                  4/15/10                 2
          1,855,000 United Mexican States (Mexico) Ser. B                                 6/30/04             2,783
          1,855,000 United Mexican States (Mexico) Ser. C                                 6/30/05               742
          1,855,000 United Mexican States (Mexico) Ser. D                                 6/30/06               742
          1,855,000 United Mexican States (Mexico) Ser. E                                 6/30/07               742
             13,010 Veraldo Holdings, Inc. 144A                                           4/15/08               130
                280 Versatel Telecom NV (Netherlands)                                     5/15/08               140
              6,824 Washington Group International Ser. A                                 1/25/06            17,060
              7,799 Washington Group International Ser. B                                 1/25/06            13,648
              4,216 Washington Group International Ser. C                                 1/25/06             6,324
              9,684 XM Satellite Radio Holdings, Inc. 144A                                3/15/10             9,684
            175,000 ZSC Specialty Chemicals PLC 144A
                    (United Kingdom)                                                      6/30/11           284,375
            175,000 ZSC Specialty Chemicals PLC 144A
                    (United Kingdom)                                                      6/30/11           109,375
                                                                                                      -------------
                    Total Warrants (cost $6,913,354)                                                       $849,984

SHORT-TERM INVESTMENTS (4.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $113,793,328 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to 1.96% and
                    due dates ranging from September 4, 2002 to
                    October 25, 2002 (d)                                                               $113,793,328
          1,762,294 Short-term investments held as collateral for loaned securities with yields ranging from 1.73% to 2.03% and due dates
                    ranging from September 3, 2002 to October 11, 2002 (d)                                1,761,498
            500,000 U.S. Treasury Bonds zero %, December 12, 2002 (SEG)                                     497,443
                                                                                                      -------------
                    Total Short-Term Investments (cost $116,052,306)                                   $116,052,269
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,594,259,672)                                          $2,760,771,876
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,824,577,045.

(DEF) Security is in default of principal and interest at maturity.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2002 was $102,614,504 or 3.6% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at August
      31, 2002.

  (R) Real Estate Investment Trust.

  (d) See footnote I to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at August 31, 2002, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Futures Contracts Outstanding at August 31, 2002
                                    Aggregate Face  Expiration     Unrealized
                      Market Value       Value        Date        Appreciation
------------------------------------------------------------------------------
U.S. Treasury Bond
(Long)                $12,285,000     $12,111,351     Dec-02        $173,649
U.S. Treasury Note
5yr (Long)              6,003,281       5,982,417     Dec-02          20,864
------------------------------------------------------------------------------
                                                                    $194,513
------------------------------------------------------------------------------
Swap Contracts Outstanding at August 31, 2002
                                          Notional  Termination    Unrealized
                                           Amount      Date       Appreciation
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
Capital Services,
Inc. dated
October 27, 2000
to receive
semi-annually the
notional amount
multiplied by
6.74% and pay
quarterly the
notional amount
multiplied by
three month USD
LIBOR.                                 $59,500,000    10/31/05    $6,631,757
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $1,511,191 of securities
on loan (identified cost $3,594,259,672) (Note 1)                            $2,760,771,876
-------------------------------------------------------------------------------------------
Cash                                                                             15,548,556
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        67,304,881
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            7,007,053
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   11,102,331
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       6,631,757
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             44,281
-------------------------------------------------------------------------------------------
Total assets                                                                  2,868,410,735

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 30,630,912
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        5,409,084
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,667,779
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          277,676
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       217,685
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,868
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,483,737
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                1,761,498
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              381,451
-------------------------------------------------------------------------------------------
Total liabilities                                                                43,833,690
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,824,577,045

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                               5,204,358,027
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (26,348,535)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                               (1,526,771,858)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (826,660,589)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $2,824,577,045

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,814,978,786 divided by 264,404,510 shares)                                        $6.86
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.86)*                                $7.20
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($793,713,139 divided by 116,095,099 shares)**                                        $6.84
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($48,586,679 divided by 7,095,937 shares)**                                           $6.85
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($34,916,586 divided by 5,085,109 shares)                                             $6.87
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.87)*                                $7.10
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($132,381,855 divided by 19,321,685 shares)                                           $6.85
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $ 208,426,738
-------------------------------------------------------------------------------------------
Dividends                                                                        11,291,029
-------------------------------------------------------------------------------------------
Securities lending                                                                    4,214
-------------------------------------------------------------------------------------------
Total investment income                                                         219,721,981

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 11,486,973
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,894,995
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    80,645
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     29,659
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,821,501
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,554,887
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                92,630
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                67,919
-------------------------------------------------------------------------------------------
Other                                                                             1,200,851
-------------------------------------------------------------------------------------------
Total expenses                                                                   22,230,060
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (216,605)
-------------------------------------------------------------------------------------------
Net expenses                                                                     22,013,455
-------------------------------------------------------------------------------------------
Net investment income                                                           197,708,526
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1, 3 and 5) (including realized loss
of $1,932,686 on sales of investments in affiliated issuers)                   (335,389,599)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   1,001,923
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                         (44,125)
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                        934,958
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the year                                                       (2,322,246)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures and swap
contracts during the year                                                        (7,845,801)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (343,664,890)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(145,956,364)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended August 31
                                                                    -----------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $197,708,526          $232,674,172
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (333,496,843)         (261,495,943)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                     (10,168,047)          (61,854,829)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (145,956,364)          (90,676,600)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (162,208,801)         (201,619,588)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (33,851,892)          (34,554,378)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (758,384)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                             (1,318,832)           (1,061,957)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (3,734,073)           (1,716,204)
-------------------------------------------------------------------------------------------------------
  Return of capital
   Class A                                                             (9,493,073)           (6,681,938)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,981,141)           (1,145,177)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (44,383)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                (77,183)              (35,195)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (218,532)              (56,877)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)        1,302,116,197          (211,630,693)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               942,473,539          (549,178,607)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,882,103,506         2,431,282,113
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment
income of $26,348,535 and $19,625,440, respectively)               $2,824,577,045        $1,882,103,506
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.10        $9.47       $10.46       $11.47       $12.89
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .77          .97         1.05         1.11         1.22
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.15)       (1.31)        (.95)        (.93)       (1.35)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.38)        (.34)         .10          .18         (.13)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.81)       (1.00)       (1.09)       (1.13)       (1.29)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.05)        (.03)          --         (.06)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.86)       (1.03)       (1.09)       (1.19)       (1.29)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.86        $8.10        $9.47       $10.46       $11.47
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.10)       (3.49)         .93         1.76        (1.75)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,814,979   $1,584,421   $2,022,516   $2,488,892   $2,821,513
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.01          .99          .96          .93          .95
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.37        11.40        10.45        10.23         9.39
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 74.29(d)     77.43        60.55        50.65        69.23
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.07        $9.44       $10.42       $11.43       $12.84
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .71          .91          .98         1.04         1.12
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.14)       (1.31)        (.94)        (.95)       (1.34)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.43)        (.40)         .04          .09         (.22)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.76)        (.94)       (1.02)       (1.05)       (1.19)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.04)        (.03)          --         (.05)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.80)        (.97)       (1.02)       (1.10)       (1.19)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.84        $8.07        $9.44       $10.42       $11.43
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.69)       (4.23)         .27          .99        (2.42)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $793,713     $274,501     $381,093     $669,009   $1,007,028
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.76         1.74         1.71         1.68         1.70
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               9.40        10.67         9.72         9.53         8.64
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 74.29(d)     77.43        60.55        50.65        69.23
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------
                                   For the period
Per-share                         March 19, 2002+
operating performance               to August 31
-------------------------------------------------
                                        2002
-------------------------------------------------
Net asset value,
beginning of period                    $7.60
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment income (a)                .29
-------------------------------------------------
Net realized and unrealized
loss on investments                     (.74)
-------------------------------------------------
Total from
investment operations                   (.45)
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.28)
-------------------------------------------------
From return of capital                  (.02)
-------------------------------------------------
Total distributions                     (.30)
-------------------------------------------------
Net asset value,
end of period                          $6.85
-------------------------------------------------
Total return at
net asset value (%)(b)                 (6.03)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                       $48,587
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .80*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.17*
-------------------------------------------------
Portfolio turnover (%)                 74.29(d)
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.10        $9.47       $10.45       $11.47       $12.88
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .75          .95         1.03         1.09         1.19
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.15)       (1.31)        (.94)        (.95)       (1.34)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.40)        (.36)         .09          .14         (.15)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.79)        (.98)       (1.07)       (1.10)       (1.26)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.04)        (.03)          --         (.06)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.83)       (1.01)       (1.07)       (1.16)       (1.26)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.87        $8.10        $9.47       $10.45       $11.47
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.23)       (3.76)         .78         1.42        (1.94)
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $34,917       $8,601      $11,005      $15,264      $19,256
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.26         1.24         1.21         1.18         1.20
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               9.79        11.15        10.21        10.00         9.10
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 74.29(d)     77.43        60.55        50.65        69.23
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 Dec. 31, 1998+
operating performance                        Year ended August 31          to August 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.09        $9.47       $10.46       $10.83
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .77          .99         1.08          .77
----------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.13)       (1.31)        (.95)        (.35)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.36)        (.32)         .13          .42
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.83)       (1.03)       (1.12)        (.75)
----------------------------------------------------------------------------------------
From return of capital                  (.05)        (.03)          --         (.04)
----------------------------------------------------------------------------------------
Total distributions                     (.88)       (1.06)       (1.12)        (.79)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.85        $8.09        $9.47       $10.46
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.84)       (3.34)        1.17         3.92*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $132,382      $14,580      $16,668      $21,461
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .76          .74          .71          .46*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.05        11.61        10.72         6.81*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 74.29(d)     77.43        60.55        50.65
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
August 31, 2002

Note 1
Significant accounting policies

Putnam High Yield Trust ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class C shares on March 19, 2002. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

G) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2002, the value of securities loaned amounted to $1,511,191. The fund received cash collateral of $1,761,498 which is pooled with collateral of other Putnam funds into 35 issuers of high grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2002, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2002, the fund had a capital loss carryover of approximately $838,383,000 available to the extent allowed by tax law to offset future capital gains, if any. This amount includes approximately $287,448,000 of capital losses acquired in connection with the acquisition of High Yield Trust II which are subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $34,225,000    August 31, 2003
     3,691,000    August 31, 2004
     4,909,000    August 31, 2005
    14,567,000    August 31, 2006
   135,892,000    August 31, 2007
   339,130,000    August 31. 2008
   305,969,000    August 31, 2009

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2003 approximately $673,627,000 of losses during the period November 1, 2001 to August 31, 2002.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, defaulted bond interest, unrealized gains and losses on certain futures contracts, interest on payment-in-kind securities, Partnership Schedule K-1 Income and outstanding timing differences assumed pursuant to the merger. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation.

Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2002, the fund reclassified $2,559,639 to increase distribution in excess of net investment income and $399,030,270 to increase paid-in-capital, with an increase to accumulated net realized losses of $396,470,631.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation                           $71,860,151
Unrealized depreciation                          (928,878,592)
                                           ------------------
Net unrealized
appreciation/depreciation                        (857,018,441)
Undistributed ordinary income                              --
Capital loss carryforward                        (838,382,987)
                                           ------------------
Total distributable earnings                   (1,695,401,428)
                                           ==================
Cost for federal income
tax purposes                                   $3,617,790,317


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended August 31, 2002, the fund's expenses were reduced by $216,605 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,866 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $310,525 and $5,571 from the sale of class A and class M shares, respectively, and received $1,394,451 and $15,433 in contingent deferred sales charges from redemptions of class B and C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2002, Putnam Retail Management, acting as underwriter received $14,512 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended August 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,175,462,918 and $1,346,408,916, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,036,350        $266,178,532
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            14,419,619          98,020,975
---------------------------------------------------------------------------
Shares issued in connection
with the merger
of Putnam
High Yield Trust II                         77,697,051         565,608,504
---------------------------------------------------------------------------
                                           127,153,020         929,808,011

Shares repurchased                         (58,303,031)       (431,763,475)
---------------------------------------------------------------------------
Net increase                                68,849,989        $498,044,536
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,175,417        $145,926,670
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            14,701,256         125,157,743
---------------------------------------------------------------------------
                                            31,876,673         271,084,413

Shares repurchased                         (49,845,685)       (427,401,218)
---------------------------------------------------------------------------
Net decrease                               (17,969,012)      $(156,316,805)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,584,348         $98,530,774
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,619,703          19,003,444
---------------------------------------------------------------------------
Shares issued in connection
with the merger
of Putnam
High Yield Trust II                         87,401,275         633,886,665
---------------------------------------------------------------------------
                                           103,605,326         751,420,883

Shares repurchased                         (21,513,832)       (155,627,588)
---------------------------------------------------------------------------
Net increase                                82,091,494        $595,793,295
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,618,491         $30,639,892
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,125,071          18,041,877
---------------------------------------------------------------------------
                                             5,743,562          48,681,769

Shares repurchased                         (12,113,377)       (103,329,997)
---------------------------------------------------------------------------
Net decrease                                (6,369,815)       $(54,648,228)
---------------------------------------------------------------------------

                                             For the period March 19, 2002
                                           (commencement of operations) to
                                                           August 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,553,654         $18,373,078
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                64,627             445,639
---------------------------------------------------------------------------
Shares issued in connection
with the merger
of Putnam
High Yield Trust II                          5,781,664          42,015,126
---------------------------------------------------------------------------
                                             8,399,945          60,833,843

Shares repurchased                          (1,304,008)         (9,449,122)
---------------------------------------------------------------------------
Net increase                                 7,095,937         $51,384,721
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    589,610          $4,292,694
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               132,689             958,357
---------------------------------------------------------------------------
Shares issued in connection
with the merger
 of Putnam
High Yield Trust II                          4,461,174          32,490,281
---------------------------------------------------------------------------
                                             5,183,473          37,741,332

Shares repurchased                          (1,159,666)         (8,256,915)
---------------------------------------------------------------------------
Net increase                                 4,023,807         $29,484,417
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    133,498          $1,131,241
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                85,393             727,494
---------------------------------------------------------------------------
                                               218,891           1,858,735

Shares repurchased                            (319,462)         (2,756,607)
---------------------------------------------------------------------------
Net decrease                                  (100,571)          $(897,872)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,691,926         $19,204,537
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               558,588           3,952,605
---------------------------------------------------------------------------
Shares issued in connection
with the merger
of Putnam
High Yield Trust II                         16,649,661         120,966,912
---------------------------------------------------------------------------
                                            19,900,175         144,124,054

Shares repurchased                          (2,379,602)        (16,714,826)
---------------------------------------------------------------------------
Net increase                                17,520,573        $127,409,228
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    410,188          $3,468,550
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               201,153           1,710,248
---------------------------------------------------------------------------
                                               611,341           5,178,798

Shares repurchased                            (569,682)         (4,946,586)
---------------------------------------------------------------------------
Net increase                                    41,659            $232,212
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                             Purchase          Sales          Dividend          Market
Affiliates                       Cost           Cost            Income           Value
----------------------------------------------------------------------------------------
Delta Funding Residual
Exchange Co., LLC          $1,368,987     $2,976,545               $--             $--
Delta Funding Residual
Management, Inc.                  115            156                --              --
Paracelsus Healthcare Corp.         6             --                --           1,859
Pioneer Companies, Inc.            --             --                --       1,568,803
PSF Holdings, LLC             102,900             --                --      20,835,640
Safety Components
International, Inc.             5,538             --                --       3,738,606
----------------------------------------------------------------------------------------
  Totals                   $1,477,546     $2,976,701               $--     $26,144,908
----------------------------------------------------------------------------------------


Market value amounts are shown for issues that are affiliated at period end.

Note 6
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to September 1, 2001, the fund did not amortize premium for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.

Note 7
Acquisition of Putnam High Yield Trust II

On June 21, 2002, the fund issued 77,697,051, 87,401,275, 5,781,664,
4,461,174 and 16,649,661 of class A, class B, class C, class M and class Y shares to acquire Putnam High Yield Trust II net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam High Yield Trust II on June 21, 2002, valuation date, were $1,633,735,061 and $1,394,967,488, respectively. On June 21, 2002,
Putnam High Yield Trust II had unrealized depreciation of $242,536,390.

The aggregate net assets of the fund immediately following the acquisition were $3,028,702,549.


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended 2002, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 2.51% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)


A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of August 31, 2002,
  there were 109 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is
  the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the
  President, Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management
  since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of
  Marsh & McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Investments LLC and Putnam
Vice President                                                   Management. Prior to July 1998, Managing
                                                                 Director at Swiss Bank Corp.

Stephen C. Peacher                 Since 2000                    Managing Director of Putnam Management
(6/15/64),
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Stephen C. Peacher
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN034-84006  014/324/2AC 10/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam High Yield Trust
Supplement to Annual Report dated 8/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 8/31/02

                                                      NAV
1 year                                               -4.84%
5 years                                              -6.82
Annual average                                       -1.40
10 years                                             56.80
Annual average                                        4.60
Life of fund (since class A inception, 2/14/78)
Annual average                                        8.63

Share value:                                          NAV
8/31/01                                              $8.09
8/31/02                                              $6.85
----------------------------------------------------------------------------
Distributions:    No.   Income   Capital gains    Return of capital   Total
                  12   $0.8276        --               $0.0484       $0.8760
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.